OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  January 31, 2014
                                                 Estimated average burden
                                                 hours per response.....20.6




                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2012 through October 31, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer High
                        Yield Fund

-------------------------------------------------------------------------------
                        Annual Report | October 31, 2013
-------------------------------------------------------------------------------

                        Ticker Symbols:

                        Class A     TAHYX
                        Class B     TBHYX
                        Class C     PYICX
                        Class R     TYHRX
                        Class Y     TYHYX
                        Class Z     TAHZX

                        [LOGO] PIONEER
                               Investments(R)
                 visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Consolidated Financial Statements                                            52

Notes to Financial Statements                                                62

Report of Independent Registered Public Accounting Firm                      72

Trustees, Officers and Service Providers                                     73

                           Pioneer High Yield Fund | Annual Report | 10/31/13 1

President's Letter

Dear Shareowner,

When we look at the U.S. economy heading into the final quarter of 2013, we continue to see slow, but steady, growth. Employment has also been rising steadily, but only modestly. Consumer incomes, savings, wealth, and debt-servicing capacity have been solid buttresses for the recovering housing and auto industries. Industrial activity is growing only modestly, but current corporate profits are generally solid and balance sheets appear able to support needed capital spending and dividend* payouts. The scaled-back "fiscal cliff" tax increases and spending cuts have meaningfully cut the budget deficit without driving the economy into recession. In addition, we feel that continuing slack in labor markets and capacity utilization offers the potential for continuing growth without bottlenecks and rising inflation.

After observing the strengthening economic trends, the Federal Reserve (the Fed) hinted that it might begin scaling back its "QE" quantitative easing program later in 2013 and could terminate its bond purchases altogether sometime in 2014. In September, however, the Fed surprised many market participants by deciding not to start scaling back QE yet. The Fed has also said that short-term interest rates are likely to remain near zero for some time to come, given that inflation remains subdued and unemployment remains too high.

As September ended, Congress had not yet passed a continuing resolution to prevent a government shutdown, nor had it raised the debt ceiling, and a quick resolution to the impasse appeared unlikely. The U.S. government's partial shutdown in October rattled the markets to a degree, but did not immediately have a significant negative impact on the economy or capital markets.

There are certainly risks and uncertainties that continue to plague the global economy as we head into the final months of the year. The European economy remains weak, though it is beginning to show signs of stabilization, and a number of countries in the emerging markets have experienced difficulties. Still, a potential ending of the European recession, continuing economic improvement in Japan in response to the new government's easing policies, and a "soft landing" of 7% growth in China could very well result in an improving global outlook over the remainder of 2013 and in 2014.

There are also geopolitical worries abroad and the aforementioned political fights at home, and while most of the widely recognized risks we've outlined may already be "priced into" the market, we believe investors should continue to expect market volatility.

*   Dividends are not guaranteed.

2 Pioneer High Yield Fund | Annual Report | 10/31/13

The Fed's aggressive monetary policies and fears about economic growth had helped drive long-term Treasury yields to unsustainably low levels; the return to more normal levels has resulted in disappointing returns for bond investors during the first nine months of 2013, but the stock market has delivered double-digit returns to equity investors who were willing to brave the "wall of worry".

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research in an effort to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which seek to balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                            Pioneer High Yield Fund | Annual Report | 10/31/13 3

Portfolio Management Discussion | 10/31/13

High-yield bonds sustained a rally and posted solid performance during the 12-month period ended October 31, 2013. In the following discussion, lead portfolio manager Tracy Wright discusses the reasons for the strong performance of the high-yield market, and Pioneer High Yield Fund, during the 12-month period. Ms. Wright, a senior vice president and portfolio manager at Pioneer, and Mr. Feltus, a senior vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q How would you describe the market environment for investing in high-yield bonds during the 12-month period ended October 31, 2013?

A The environment we witnessed during the 12-month period was very conducive to solid performance in the high-yield market, as the economy, the market, and issuers of high-yield bonds displayed relatively strong fundamentals throughout. As a result, high-yield spreads tightened during the period -- that is, there was a decline in the differences between yields on high-yield bonds and Treasuries of comparable maturity. The spread tightening reflected the strong performance of high-yield issues, and yields reached an all-time low.

    In May, Federal Reserve (Fed) Chairman Ben Bernanke hinted that, should the U.S. economy continue to improve, the U.S. central bank might begin to taper its quantitative easing (QE) program, which involves monthly purchases of agency mortgage-backed securities and Treasuries on the open market. The Fed's QE program has helped to support economic growth. In response to Mr. Bernanke's statement, long-term interest rates increased, leading to higher yields in the high-yield market. Spreads tightened once again, however, from July through the end of the period on October 31, helped by a historically low default rate in the high-yield market. In the fall, the high-yield market continued its run despite the partial U.S. government shutdown and the dispute over the country's debt ceiling. The speculation (later confirmed) that Fed Vice Chair Janet Yellen would be nominated to succeed Mr. Bernanke in February also helped to settle the markets, as she is seen as someone who would not aggressively back away from the Fed's highly accommodative monetary policies, including QE.

Q How did the Fund perform in that environment during the 12-month period ended October 31, 2013?

A During the 12-month period ended October 31, 2013, Pioneer High Yield Fund's Class A shares returned 13.52% at net asset value, while the Fund's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality

4 Pioneer High Yield Fund | Annual Report | 10/31/13

    Index, returned 8.83% and 22.43%, respectively. During the same period, the average return of the 545 mutual funds in Lipper's High Yield Funds category was 8.19%, while the average return of the 629 mutual funds in Morningstar's High Yield Bond Funds category was 8.26%.

Q Which of your investment decisions helped the Fund to outperform its primary benchmark, the BofA ML High Yield Master II Index, during the 12-month period ended October 31, 2013? Which investment decisions were not as successful?

A Security selection results within the portfolio's high-yield bond investments - the Fund's main area of focus - were strong during the period, particularly selection results in energy, capital goods, health care and real estate. Underweighting the portfolio to the media and telecommunications sectors also contributed to benchmark-relative performance. The Fund also benefited from the portfolio's non-benchmark allocations to convertible securities and equities - two areas that outperformed the high-yield market during the period.

    On the down side, benchmark-relative results were curtailed by the portfolio's investments in floating-rate bank loans, as the asset class significantly underperformed high-yield bonds during the period. Security selection results in the services sector as well as portfolio underweights to banking and basic industries also detracted from the Fund's relative returns.

Q Which individual holdings helped the Fund's performance the most relative to the BofA ML High Yield Master II Index during the 12-month period ended October 31, 2013, and which holdings detracted from relative performance?

A The Fund's relative performance benefited from the portfolio's holdings of the convertible bonds of Ford Motor, which rose in value on the continued strength of automotive sales. Positions in the common stock of Thermo Fischer Scientific and the convertible preferred stock of Alere, both of which are life science equipment manufacturers, also appreciated during the period in response to improving business fundamentals. Another portfolio common stock position, in chemicals manufacturer LyondellBasell Industries, aided Fund performance as the company benefited from cheap natural gas prices, which it uses in its production processes. With an improved balance sheet, Lyondell's debt was upgraded to investment grade during the period. Lastly, the Fund's relative performance was helped during the period from investments in the convertible bonds of Cubist Pharmaceuticals, which strengthened its drug-development pipeline with several acquisitions.

    Conversely, the Fund's performance relative to the BofA ML High Yield Master II Index was hurt by an investment in the convertible securities of drug manufacturer Amarin, the value of which depreciated following an

                            Pioneer High Yield Fund | Annual Report | 10/31/13 5 adverse ruling on Vascepa, the company's blood treatment product. The Fund's performance also was hurt by the convertible bond holdings of speech-recognition software company Nuance Communications, which lagged due to weaker-than-expected growth in its health care segment as well as increased pricing pressure. Of final note, the portfolio's holding of bonds issued by New Enterprise Stone and Lime continued to suffer from budgetary constraints in the state of Pennsylvania, which limited spending on bridge, road, and highway construction projects.

Q What adjustments did you make to the Fund's portfolio during the 12-month period ended October 31, 2013?

A We reduced the Fund's allocations to bank loans, equities, and convertible securities, as many of the holdings in those asset classes had reached our price targets. In turn, we increased portfolio exposure to high-yield bonds, as we felt that they had become more attractive on a relative basis. We found opportunities in the energy sector particularly appealing, and added to the Fund's stake in homebuilders, believing that the industry can outperform in an improving U.S. economic environment.

    Sectors in which we reduced portfolio exposure during the 12-month period included basic industries, capital goods, and real estate investment trusts (REITs).

Q   What is your outlook?

A We believe the U.S. economy will continue to expand, thus sustaining the credit markets, and especially the high-yield market. Additionally, interest rates are widely expected to rise, and that type of backdrop usually helps high-yield bonds to outperform other fixed-income investments. We believe default rates should remain below historical averages for some time, and we continue to search for compelling value in the non-benchmark asset classes, such as convertible securities, equities, and bank loans. As always, we will focus on identifying undervalued securities that meet the Fund's investment criteria of cash flow, capital structure, competitive positioning, proven management teams, and other characteristics.

6 Pioneer High Yield Fund | Annual Report | 10/31/13

Please refer to the Schedule of Investments on pages 18-51 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may invest in inverse floating rate obligations (a type of derivative instrument), which may have price volatility and involve leverage risk.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                            Pioneer High Yield Fund | Annual Report | 10/31/13 7

Portfolio Summary | 10/31/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                             48.9%
Convertible Corporate Bonds                                      16.9%
International Corporate Bonds                                    10.7%
U.S. Common Stocks                                                9.8%
Senior Secured Loans                                              6.9%
Convertible Preferred Stocks                                      3.1%
U.S. Preferred Stocks                                             1.9%
Warrants                                                          0.6%
International Common Stocks                                       0.5%
International Preferred Stocks                                    0.4%
Collateralized Mortgage Obligations                               0.2%
Asset Backed Securities                                           0.1%

Quality Distribution
---------------------------------------------------------------------------
(As a percentage of long-term securities; based on Standard & Poor's ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

BBB                                                              5.1%
BB                                                              28.1%
B                                                               42.0%
CCC                                                             10.2%
Not Rated                                                       11.0%
Cash Equivalents                                                 3.6%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

  1.  Alere, Inc., 3.0%, (Perpetual)                                       1.29%
--------------------------------------------------------------------------------
  2.  Novellus Systems, Inc., 2.625%, 5/15/41                              1.07
--------------------------------------------------------------------------------
  3.  Nuance Communications, Inc., 2.75%, 11/1/31                          0.98
--------------------------------------------------------------------------------
  4.  Swift Energy Co., 7.875%, 3/1/22                                     0.95
--------------------------------------------------------------------------------
  5.  Ford Motor Co., 4.25%, 11/15/16                                      0.95
--------------------------------------------------------------------------------
  6.  ON Semiconductor Corp., 2.625%, 12/15/26                             0.92
--------------------------------------------------------------------------------
  7.  CHS, 8.0%, 11/15/19                                                  0.92
--------------------------------------------------------------------------------
  8.  Freeport-McMoRan Copper & Gold, Inc.                                 0.90
--------------------------------------------------------------------------------
  9.  Linn Energy LLC, 7.0%, 11/1/19 (144A)                                0.85
--------------------------------------------------------------------------------
 10.  Thermo Fisher Scientific, Inc.                                       0.80
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Yield Fund | Annual Report | 10/31/13

Prices and Distributions | 10/31/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                       10/31/13                       10/31/12
--------------------------------------------------------------------------------
          A                          $11.07                         $10.25
--------------------------------------------------------------------------------
          B                          $11.18                         $10.33
--------------------------------------------------------------------------------
          C                          $11.28                         $10.43
--------------------------------------------------------------------------------
          R                          $12.39                         $11.46
--------------------------------------------------------------------------------
          Y                          $11.08                         $10.25
--------------------------------------------------------------------------------
          Z                          $10.34                         $ 9.85
--------------------------------------------------------------------------------

Distributions per Share: 11/1/12-10/31/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Net
                       Investment          Short-Term           Long-Term
        Class            Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
          A             $0.5326                $ --                $ --
--------------------------------------------------------------------------------
          B             $0.4198                $ --                $ --
--------------------------------------------------------------------------------
          C             $0.4638                $ --                $ --
--------------------------------------------------------------------------------
          R             $0.5535                $ --                $ --
--------------------------------------------------------------------------------
          Y             $0.5659                $ --                $ --
--------------------------------------------------------------------------------
          Z             $0.5418                $ --                $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the "Value of $5 Million Investment" charts on pages 10-15.

                            Pioneer High Yield Fund | Annual Report | 10/31/13 9

Performance Update | 10/31/13                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer High Yield Fund at public offering price, during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                          Net Asset            Public Offering
Period                    Value (NAV)          Price (POP)
--------------------------------------------------------------------------------
10 Years                   7.34%                6.84%
5 Years                   16.62                15.55
1 Year                    13.52                 8.44
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.16%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer High    BofA ML High Yield    BofA ML All-Convertibles
                     Yield Fund      Master II Index       Speculative Quality Index
10/31/2003           $  9,550        $ 10,000              $ 10,000
10/31/2004           $ 10,308        $ 11,336              $ 11,103
10/31/2005           $ 10,668        $ 11,715              $ 11,558
10/31/2006           $ 11,732        $ 12,864              $ 13,530
10/31/2007           $ 13,268        $ 13,745              $ 15,587
10/31/2008           $  8,986        $ 10,100              $  8,273
10/31/2009           $ 12,381        $ 15,027              $ 12,972
10/31/2010           $ 14,815        $ 17,916              $ 16,396
10/31/2011           $ 15,290        $ 18,784              $ 16,498
10/31/2012           $ 17,072        $ 21,260              $ 18,112
10/31/2013           $ 19,380        $ 23,137              $ 22,175

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer High Yield Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class B shares of Pioneer High Yield Fund, during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                          If                  If
Period                    Held                Redeemed
--------------------------------------------------------------------------------
10 Years                   6.51%               6.51%
5 Years                   15.66               15.66
1 Year                    12.53                8.53
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          2.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer High    BofA ML High Yield    BofA ML All-Convertibles
                     Yield Fund      Master II Index       Speculative Quality Index
10/31/2003           $ 10,000        $ 10,000              $ 10,000
10/31/2004           $ 10,722        $ 11,336              $ 11,103
10/31/2005           $ 11,002        $ 11,715              $ 11,558
10/31/2006           $ 12,020        $ 12,864              $ 13,530
10/31/2007           $ 13,490        $ 13,745              $ 15,587
10/31/2008           $  9,076        $ 10,100              $  8,273
10/31/2009           $ 12,425        $ 15,027              $ 12,972
10/31/2010           $ 14,765        $ 17,916              $ 16,396
10/31/2011           $ 15,120        $ 18,784              $ 16,498
10/31/2012           $ 16,695        $ 21,260              $ 18,112
10/31/2013           $ 18,787        $ 23,137              $ 22,175

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 11

Performance Update | 10/31/13                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer High Yield Fund, during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                          If                  If
Period                    Held                Redeemed
--------------------------------------------------------------------------------
10 Years                   6.61%               6.61%
5 Years                   15.87               15.87
1 Year                    12.87               12.87
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer High    BofA ML High Yield    BofA ML All-Convertibles
                     Yield Fund      Master II Index       Speculative Quality Index
10/31/2003           $ 10,000        $ 10,000              $ 10,000
10/31/2004           $ 10,720        $ 11,336              $ 11,103
10/31/2005           $ 11,004        $ 11,715              $ 11,558
10/31/2006           $ 12,019        $ 12,864              $ 13,530
10/31/2007           $ 13,505        $ 13,745              $ 15,587
10/31/2008           $  9,078        $ 10,100              $  8,273
10/31/2009           $ 12,438        $ 15,027              $ 12,972
10/31/2010           $ 14,775        $ 17,916              $ 16,396
10/31/2011           $ 15,157        $ 18,784              $ 16,498
10/31/2012           $ 16,802        $ 21,260              $ 18,112
10/31/2013           $ 18,964        $ 23,137              $ 22,175

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Yield Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer High Yield Fund, during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                          If                  If
Period                    Held                Redeemed
--------------------------------------------------------------------------------
10 Years                   7.09%               7.09%
5 Years                   16.33               16.33
1 Year                    13.24               13.24
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          1.56%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer High    BofA ML High Yield    BofA ML All-Convertibles
                     Yield Fund      Master II Index       Speculative Quality Index
10/31/2003           $ 10,000        $ 10,000              $ 10,000
10/31/2004           $ 10,806        $ 11,336              $ 11,103
10/31/2005           $ 11,134        $ 11,715              $ 11,558
10/31/2006           $ 12,211        $ 12,864              $ 13,530
10/31/2007           $ 13,769        $ 13,745              $ 15,587
10/31/2008           $  9,314        $ 10,100              $  8,273
10/31/2009           $ 12,828        $ 15,027              $ 12,972
10/31/2010           $ 15,306        $ 17,916              $ 16,396
10/31/2011           $ 15,770        $ 18,784              $ 16,498
10/31/2012           $ 17,523        $ 21,260              $ 18,112
10/31/2013           $ 19,842        $ 23,137              $ 22,175

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 13

Performance Update | 10/31/13                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer High Yield Fund, during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                          If                  If
Period                    Held                Redeemed
--------------------------------------------------------------------------------
10 Years                   7.80%               7.80%
5 Years                   17.10               17.10
1 Year                    13.98               13.98
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                          Gross
--------------------------------------------------------------------------------
                          0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                     Pioneer High    BofA ML High Yield    BofA ML All-Convertibles
                     Yield Fund      Master II Index       Speculative Quality Index
10/31/2003           $ 5,000,000     $ 5,000,000           $ 5,000,000
10/31/2004           $ 5,418,403     $ 5,667,925           $ 5,551,600
10/31/2005           $ 5,630,925     $ 5,857,319           $ 5,779,003
10/31/2006           $ 6,217,977     $ 6,431,879           $ 6,765,105
10/31/2007           $ 7,056,062     $ 6,872,252           $ 7,793,335
10/31/2008           $ 4,812,738     $ 5,049,929           $ 4,136,266
10/31/2009           $ 6,669,775     $ 7,513,628           $ 6,485,908
10/31/2010           $ 8,014,191     $ 8,958,121           $ 8,198,001
10/31/2011           $ 8,298,676     $ 9,392,233           $ 8,248,939
10/31/2012           $ 9,296,165     $10,630,168           $ 9,056,066
10/31/2013           $10,595,160     $11,568,488           $11,087,447

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer High Yield Fund | Annual Report | 10/31/13

Performance Update | 10/31/13                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class Z shares of Pioneer High Yield Fund, during the periods shown, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Annual Total Returns
(As of October 31, 2013)
--------------------------------------------------------------------------------
                          If                  If
Period                    Held                Redeemed
--------------------------------------------------------------------------------
10 Years                   6.86%               6.86%
5 Years                   15.37               15.37
1 Year                    10.70               10.70
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                          Gross               Net
--------------------------------------------------------------------------------
                          1.08%               0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                     Pioneer High    BofA ML High Yield    BofA ML All-Convertibles
                     Yield Fund      Master II Index       Speculative Quality Index
10/31/2003           $ 10,000        $ 10,000              $ 10,000
10/31/2004           $ 10,798        $ 11,336              $ 11,103
10/31/2005           $ 11,174        $ 11,715              $ 11,558
10/31/2006           $ 12,289        $ 12,864              $ 13,530
10/31/2007           $ 13,912        $ 13,745              $ 15,587
10/31/2008           $  9,494        $ 10,100              $  8,273
10/31/2009           $ 13,053        $ 15,027              $ 12,972
10/31/2010           $ 15,708        $ 17,916              $ 16,396
10/31/2011           $ 15,718        $ 18,784              $ 16,498
10/31/2012           $ 17,532        $ 21,260              $ 18,112
10/31/2013           $ 19,408        $ 23,137              $ 22,175

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, is the net asset value performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares for periods prior to their inception on July 6, 2007, would have been higher than the performance shown. For the period beginning July 6, 2007, the actual performance of Class Z shares is reflected. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.  Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from May 1, 2013, through October 31, 2013.

--------------------------------------------------------------------------------------------------
Share Class                     A           B           C           R           Y           Z
--------------------------------------------------------------------------------------------------
Beginning Account           $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 5/1/13
--------------------------------------------------------------------------------------------------
Ending Account              $1,040.04   $1,036.09   $1,036.93   $1,038.33   $1,042.63   $1,012.16
Value (after expenses)
on 10/31/13
--------------------------------------------------------------------------------------------------
Expenses Paid               $    5.86   $   11.19   $    9.55   $    7.55   $    4.22   $    4.31
During Period*
--------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.14%, 2.18%, 1.86%, 1.47%, 0.82% and 0.85% for Class A, Class B, Class C, Class R,
    Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer High Yield Fund | Annual Report | 10/31/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2013 through October 31, 2013.

-------------------------------------------------------------------------------------------------
Share Class                    A           B           C           R           Y           Z
-------------------------------------------------------------------------------------------------
Beginning Account          $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00   $1,000.00
Value on 5/1/13
-------------------------------------------------------------------------------------------------
Ending Account             $1,019.46   $1,014.22   $1,015.83   $1,017.80   $1,021.07   $1,020.92
Value (after expenses)
on 10/31/13
-------------------------------------------------------------------------------------------------
Expenses Paid              $    5.80   $   11.07   $    9.45   $    7.48   $    4.18   $    4.33
During Period*
-------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.14%, 2.18%, 1.86%, 1.47%, 0.82% and 0.85% for Class A, Class B, Class C, Class R,
    Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                           Pioneer High Yield Fund | Annual Report | 10/31/13 17

Schedule of Investments | 10/31/13 (Consolidated)

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            CONVERTIBLE CORPORATE
                                            BONDS - 16.2%
                                            ENERGY - 1.3%
                                            Oil & Gas Exploration &
                                            Production - 0.6%
   11,795,000                       NR/NR   Cobalt International Energy, Inc.,
                                            2.625%, 12/1/19                            $    12,097,247
------------------------------------------------------------------------------------------------------
                                            Coal & Consumable Fuels - 0.7%
    1,895,000                        B/NR   Alpha Appalachia Holdings, Inc.,
                                            3.25%, 8/1/15                              $     1,800,250
   11,955,000                       B+/NR   Alpha Natural Resources, Inc., 3.75%,
                                            12/15/17                                        12,246,403
    1,807,000                      CCC/NR   James River Coal Co., 10.0%, 6/1/18
                                            (144A)                                             831,220
                                                                                       ---------------
                                                                                       $    14,877,873
                                                                                       ---------------
                                            Total Energy                               $    26,975,120
------------------------------------------------------------------------------------------------------
                                            MATERIALS - 0.6%
                                            Diversified Metals & Mining - 0.2%
    3,805,000                       NR/NR   RTI International Metals, Inc., 1.625%,
                                            10/15/19                                   $     4,085,619
------------------------------------------------------------------------------------------------------
                                            Steel - 0.4%
    4,830,000                      BB+/NR   Steel Dynamics, Inc., 5.125%,
                                            6/15/14                                    $     5,448,844
    2,475,000                      BB-/B1   United States Steel Corp., 2.75%,
                                            4/1/19                                           3,044,250
                                                                                       ---------------
                                                                                       $     8,493,094
                                                                                       ---------------
                                            Total Materials                            $    12,578,713
------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS - 0.8%
                                            Electrical Components &
                                            Equipment - 0.6%
   10,874,000                        B/B3   General Cable Corp., 5.0%,
                                            11/15/29 (Step)                            $    12,613,840
------------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery &
                                            Heavy Trucks - 0.2%
    2,890,000                       NR/NR   Greenbrier Companies, Inc., 3.5%,
                                            4/1/18                                     $     3,144,681
                                                                                       ---------------
                                            Total Capital Goods                        $    15,758,521
------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION - 0.5%
                                            Airlines - 0.2%
    2,575,000                        B/B2   United Airlines, Inc., 4.5%, 1/15/15       $     4,781,453
------------------------------------------------------------------------------------------------------
                                            Marine - 0.3%
    5,993,000                       NR/NR   DryShips, Inc., 5.0%, 12/1/14              $     5,693,350
                                                                                       ---------------
                                            Total Transportation                       $    10,474,803
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS - 0.9%
                                            Automobile Manufacturers - 0.9%
    9,341,000                   BBB-/Baa3   Ford Motor Co., 4.25%, 11/15/16            $    18,822,115
                                                                                       ---------------
                                            Total Automobiles & Components             $    18,822,115
------------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES &
                                            APPAREL - 0.9%
                                            Homebuilding - 0.9%
   11,400,000                        B/B2   KB Home, 1.375%, 2/1/19                    $    11,271,750
    3,015,000                     BB-/Ba3   Lennar Corp., 2.75%, 12/15/20 (144A)             5,131,153
    2,245,000                      BB-/B1   The Ryland Group, Inc., 0.25%, 6/1/19            2,076,625
                                                                                       ---------------
                                                                                       $    18,479,528
                                                                                       ---------------
                                            Total Consumer Durables & Apparel          $    37,301,643
------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES - 0.1%
                                            Specialized Consumer
                                            Services - 0.1%
    2,710,000                       NR/NR   Ascent Capital Group, Inc., 4.0%,
                                            7/15/20                                    $     2,914,944
                                                                                       ---------------
                                            Total Consumer Services                    $     2,914,944
------------------------------------------------------------------------------------------------------
                                            MEDIA - 0.2%
                                            Broadcasting - 0.2%
    4,425,000                       NR/NR   Liberty Media Corp., 1.375%,
                                            10/15/23 (144A)                            $     4,654,547
                                                                                       ---------------
                                            Total Media                                $     4,654,547
------------------------------------------------------------------------------------------------------
                                            RETAILING - 0.3%
                                            Internet Retail - 0.3%
    5,270,000                       NR/NR   Shutterfly, Inc., 0.25%, 5/15/18 (144A)    $     5,602,669
                                                                                       ---------------
                                            Total Retailing                            $     5,602,669
------------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO - 0.2%
                                            Tobacco - 0.2%
    3,821,000                   CCC+/Caa2   Alliance One International, Inc., 5.5%,
                                            7/15/14                                    $     3,823,388
                                                                                       ---------------
                                            Total Food, Beverage & Tobacco             $     3,823,388
------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT &
                                            SERVICES - 1.0%
                                            Health Care Equipment - 0.3%
    2,505,000                       B+/NR   Hologic, Inc., 2.0%, 12/15/37 (Step)       $     2,940,244
    3,450,000                       B+/NR   Hologic, Inc., 2.0%, 3/1/42 (Step)               3,607,406
      459,000                       NR/NR   NuVasive, Inc., 2.75%, 7/1/17                      499,162
                                                                                       ---------------
                                                                                       $     7,046,812
------------------------------------------------------------------------------------------------------
                                            Health Care Supplies - 0.5%
    9,460,000                     CCC+/NR   Alere, Inc., 3.0%, 5/15/16                 $    10,329,138
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 19

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Managed Health Care - 0.2%
    4,225,000                       NR/NR   Molina Healthcare, Inc., 1.125%,
                                            1/15/20 (144A)                             $     4,301,578
                                                                                       ---------------
                                            Total Health Care Equipment &
                                            Services                                   $    21,677,528
------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY
                                            & LIFE SCIENCES - 3.3%
                                            Biotechnology - 2.2%
    1,920,000                       NR/NR   BioMarin Pharmaceutical, Inc., 0.75%,
                                            10/15/18                                   $     1,988,400
    1,920,000                       NR/NR   BioMarin Pharmaceutical, Inc., 1.5%,
                                            10/15/20                                         1,970,400
    4,815,000                       NR/NR   Corsicanto, Ltd., 3.5%, 1/15/32                  3,319,341
    4,900,000                       NR/NR   Cubist Pharmaceuticals, Inc., 1.125%,
                                            9/1/18 (144A)                                    5,298,125
    6,805,000                       NR/NR   Cubist Pharmaceuticals, Inc., 1.875%,
                                            9/1/20 (144A)                                    7,311,122
    9,000,000                       NR/NR   PDL BioPharma, Inc., 3.75%, 5/1/15              11,638,125
    9,215,000                       NR/NR   Theravance, Inc., 2.125%, 1/15/23               13,897,372
                                                                                       ---------------
                                                                                       $    45,422,885
------------------------------------------------------------------------------------------------------
                                            Pharmaceuticals - 1.1%
    9,520,000                       NR/NR   Auxilium Pharmaceuticals, Inc., 1.5%,
                                            7/15/18                                    $     9,746,100
    2,370,000                       NR/NR   Pacira Pharmaceuticals, Inc. Delaware,
                                            3.25%, 2/1/19 (144A)                             5,098,462
    5,270,000                       NR/NR   Salix Pharmaceuticals, Ltd., 1.5%,
                                            3/15/19                                          6,900,406
                                                                                       ---------------
                                                                                       $    21,744,968
                                                                                       ---------------
                                            Total Pharmaceuticals, Biotechnology
                                            & Life Sciences                            $    67,167,853
------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS - 0.3%
                                            Consumer Finance - 0.3%
    4,150,000                       NR/NR   DFC Global Corp., 2.875%, 6/30/27          $     4,064,406
    1,200,000                       B+/NR   DFC Global Corp., 3.25%, 4/15/17                 1,125,000
                                                                                       ---------------
                                                                                       $     5,189,406
                                                                                       ---------------
                                            Total Diversified Financials               $     5,189,406
------------------------------------------------------------------------------------------------------
                                            REAL ESTATE - 0.6%
                                            Specialized REIT's - 0.3%
    4,785,000                     BBB-/NR   Host Hotels & Resorts LP, 2.5%,
                                            10/15/29 (144A)                            $     6,968,156
------------------------------------------------------------------------------------------------------
                                            Real Estate Operating
                                            Companies - 0.3%
    4,885,000                       NR/NR   Forest City Enterprises, Inc., 3.625%,
                                            8/15/20 (144A)                             $     5,196,419
                                                                                       ---------------
                                            Total Real Estate                          $    12,164,575
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES - 1.8%
                                            Internet Software & Services - 0.3%
    6,420,000                       NR/NR   WebMD Health Corp., 2.5%, 1/31/18          $     6,275,550
------------------------------------------------------------------------------------------------------
                                            Application Software - 1.5%
    5,815,000                       NR/NR   Mentor Graphics Corp., 4.0%, 4/1/31        $     7,377,781
   19,972,000                      BB-/NR   Nuance Communications, Inc., 2.75%,
                                            11/1/31                                         19,497,665
    3,900,000                       NR/NR   TIBCO Software, Inc., 2.25%, 5/1/32              3,951,188
                                                                                       ---------------
                                                                                       $    30,826,634
                                                                                       ---------------
                                            Total Software & Services                  $    37,102,184
------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE &
                                            EQUIPMENT - 0.5%
                                            Computer Storage & Peripherals - 0.3%
    6,535,000                       BB/NR   SanDisk Corp., 0.5%, 10/15/20 (144A)       $     6,657,531
------------------------------------------------------------------------------------------------------
                                            Electronic Components - 0.2%
    3,755,000                      BB+/NR   Vishay Intertechnology, Inc., 2.25%,
                                            5/15/41 (144A)                             $     3,074,406
                                                                                       ---------------
                                            Total Technology Hardware &
                                            Equipment                                  $     9,731,937
------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS &
                                            SEMICONDUCTOR EQUIPMENT - 2.5%
                                            Semiconductor Equipment - 1.4%
    5,491,000                    BBB/Baa1   Lam Research Corp., 1.25%, 5/15/18         $     6,850,022
   12,760,000                      BBB/NR   Novellus Systems, Inc., 2.625%,
                                            5/15/41                                         21,253,375
                                                                                       ---------------
                                                                                       $    28,103,397
------------------------------------------------------------------------------------------------------
                                            Semiconductors - 1.1%
   16,914,000                      BB+/NR   ON Semiconductor Corp., 2.625%,
                                            12/15/26                                   $    18,256,549
    3,200,000                       NR/NR   SunPower Corp., 0.75%, 6/1/18
                                            (144A)                                           4,120,000
      813,000                     BBB-/NR   Xilinx, Inc., 3.125%, 3/15/37                    1,277,426
                                                                                       ---------------
                                                                                       $    23,653,975
                                                                                       ---------------
                                            Total Semiconductors &
                                            Semiconductor Equipment                    $    51,757,372
------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES - 0.4%
                                            Integrated Telecommunication
                                            Services - 0.4%
    9,000,000                        B/NR   Ciena Corp., 0.875%, 6/15/17               $     9,315,000
                                                                                       ---------------
                                            Total Telecommunication Services           $     9,315,000
------------------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE
                                            CORPORATE BONDS
                                            (Cost $284,679,888)                        $   334,190,203
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 21

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
                Rate (b)      Ratings
Shares          (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            PREFERRED STOCKS - 2.3%
                                            ENERGY - 0.2%
                                            Oil & Gas Storage &
                                            Transportation - 0.2%
      130,000          7.62        B+/Ba2   NuStar Logistics LP, Floating Rate Note,
                                            1/15/43                                    $     3,322,800
                                                                                       ---------------
                                            Total Energy                               $     3,322,800
------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION - 0.2%
                                            Air Freight & Logistics - 0.2%
        4,940                               CEVA Group Plc*                            $     4,569,546
                                                                                       ---------------
                                            Total Transportation                       $     4,569,546
------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS - 1.5%
                                            Other Diversified Financial
                                            Services - 1.0%
      411,000          7.12         BB/B1   Citigroup, Inc., Floating Rate Note,
                                            (Perpetual)                                $    10,649,010
      358,975          8.12       CCC+/B3   GMAC Capital Trust I, Floating Rate
                                            Note, 2/15/40                                    9,642,068
                                                                                       ---------------
                                                                                       $    20,291,078
------------------------------------------------------------------------------------------------------
                                            Consumer Finance - 0.3%
        6,450                     CCC+/B3   Ally Financial, Inc., 7.0% (Perpetual)
                                            (144A)                                     $     6,193,411
------------------------------------------------------------------------------------------------------
                                            Investment Banking &
                                            Brokerage - 0.2%
      189,000          7.12       BB+/Ba3   Morgan Stanley, Floating Rate Note,
                                            (Perpetual)                                $     4,904,550
                                                                                       ---------------
                                            Total Diversified Financials               $    31,389,039
------------------------------------------------------------------------------------------------------
                                            INSURANCE - 0.2%
                                            Reinsurance - 0.2%
     4,500,000         0.00         NR/NR   Altair Re, Floating Rate Note,
                                            4/30/16 (Cat Bond)                         $     4,707,000
                                                                                       ---------------
                                            Total Insurance                            $     4,707,000
------------------------------------------------------------------------------------------------------
                                            UTILITIES - 0.2%
                                            Electric Utilities - 0.2%
      214,000                     BB+/Ba1   PPL Capital Funding, Inc., 5.9%,
                                            4/30/73                                    $     4,605,280
                                                                                       ---------------
                                            Total Utilities                            $     4,605,280
------------------------------------------------------------------------------------------------------
                                            TOTAL PREFERRED STOCKS
                                            (Cost $47,967,616)                         $    48,593,665
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
                Rate (b)      Ratings
Shares          (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            CONVERTIBLE PREFERRED
                                            STOCKS - 3.0%
                                            ENERGY - 0.3%
                                            Oil & Gas Exploration &
                                            Production - 0.3%
       59,180                       NR/NR   PetroQuest Energy, Inc., 6.875%
                                            (Perpetual)                                $     2,071,300
       33,162                      CCC/NR   SandRidge Energy, Inc., 7.0%
                                            (Perpetual)                                      3,386,669
                                                                                       ---------------
                                                                                       $     5,457,969
                                                                                       ---------------
                                            Total Energy                               $     5,457,969
------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS - 0.6%
                                            Electrical Components &
                                            Equipment - 0.6%
       68,400                       NR/NR   General Cable Corp., 5.75%, 11/24/13       $    11,275,316
                                                                                       ---------------
                                            Total Capital Goods                        $    11,275,316
------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS - 0.1%
                                            Tires & Rubber - 0.1%
       42,950                       NR/NR   The Goodyear Tire & Rubber Co.,
                                            5.875%, 4/1/14                             $     2,574,423
                                                                                       ---------------
                                            Total Automobiles & Components             $     2,574,423
------------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES &
                                            APPAREL - 0.6%
                                            Home Furnishings - 0.6%
      143,000                               Sealy Corp., 8.0%, 7/15/16 (PIK)           $    11,332,750
                                                                                       ---------------
                                            Total Consumer Durables & Apparel          $    11,332,750
------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT &
                                            SERVICES - 1.2%
                                            Health Care Supplies - 1.2%
       89,308                      CCC/NR   Alere, Inc., 3.0%, (Perpetual)             $    25,437,598
                                                                                       ---------------
                                            Total Health Care Equipment &
                                            Services                                   $    25,437,598
------------------------------------------------------------------------------------------------------
                                            BANKS - 0.1%
                                            Diversified Banks - 0.1%
        2,000                   BBB+/Baa3   Wells Fargo & Co., 7.5% (Perpetual)        $     2,278,000
                                                                                       ---------------
                                            Total Banks                                $     2,278,000
------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS - 0.1%
                                            Asset Management & Custody
                                            Banks - 0.1%
       48,000                      BB+/NR   AMG Capital Trust II, 5.15%, 10/15/37      $     2,952,000
                                                                                       ---------------
                                            Total Diversified Financials               $     2,952,000
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 23

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
                Rate (b)      Ratings
Shares          (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE
                                            PREFERRED STOCKS
                                            (Cost $47,950,219)                         $    61,308,056
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Shares
------------------------------------------------------------------------------------------------------
                                            COMMON STOCKS - 9.9%
                                            ENERGY - 0.6%
                                            Oil & Gas Drilling - 0.0%+
      127,237                               Hercules Offshore, Inc.*                   $       865,212
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration &
                                            Production - 0.3%
      147,800                               Marathon Oil Corp.                         $     5,211,428
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining &
                                            Marketing - 0.3%
       73,900                               Marathon Petroleum Corp.*                  $     5,295,674
                                                                                       ---------------
                                            Total Energy                               $    11,372,314
------------------------------------------------------------------------------------------------------
                                            MATERIALS - 1.9%
                                            Commodity Chemicals - 0.9%
      186,606                               Axiall Corp.                               $     7,257,107
      160,719                               LyondellBasell Industries NV                    11,989,637
                                                                                       ---------------
                                                                                       $    19,246,744
------------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining - 1.0%
    4,128,459                               Blaze Recycling & Metals LLC* (e)          $       454,130
      483,460                               Freeport-McMoRan Copper & Gold, Inc.            17,771,990
    2,380,800                               Polymet Mining Corp.*                            1,821,312
                                                                                       ---------------
                                                                                       $    20,047,432
                                                                                       ---------------
                                            Total Materials                            $    39,294,176
------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS - 2.0%
                                            Aerospace & Defense - 0.4%
       20,557                               B/E Aerospace, Inc.*                       $     1,668,406
      279,100                               Orbital Sciences Corp.*                          6,438,837
                                                                                       ---------------
                                                                                       $     8,107,243
------------------------------------------------------------------------------------------------------
                                            Electrical Components &
                                            Equipment - 0.5%
      321,400                               General Cable Corp.                        $    10,583,702
------------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery &
                                            Heavy Trucks - 0.5%
      565,602                               Commercial Vehicle Group, Inc.*            $     4,451,288
      109,200                               Joy Global, Inc.                                 6,197,100
                                                                                       ---------------
                                                                                       $    10,648,388
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
                Rate (b)      Ratings
Shares          (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Industrial Machinery - 0.6%
       62,422                               ESCO Technologies, Inc.                    $     2,252,186
       16,737                               ITT Corp.                                          664,961
      144,669                               Kennametal, Inc.                                 6,654,774
       86,064                               Xylem, Inc.                                      2,969,208
                                                                                       ---------------
                                                                                       $    12,541,129
                                                                                       ---------------
                                            Total Capital Goods                        $    41,880,462
------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION - 0.4%
                                            Air Freight & Logistics - 0.1%
        2,282                               CEVA Group Plc*                            $     2,110,906
------------------------------------------------------------------------------------------------------
                                            Marine - 0.3%
    4,099,666                               Horizon Lines, Inc.*                       $     5,206,576
                                                                                       ---------------
                                            Total Transportation                       $     7,317,482
------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES - 0.2%
                                            Restaurants - 0.2%
       59,425                               Starbucks Corp.                            $     4,816,396
                                                                                       ---------------
                                            Total Consumer Services                    $     4,816,396
------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT &
                                            SERVICES - 0.6%
                                            Managed Health Care - 0.6%
      108,880                               Aetna, Inc.                                $     6,826,776
       67,800                               Cigna Corp.                                      5,219,244
                                                                                       ---------------
                                                                                       $    12,046,020
                                                                                       ---------------
                                            Total Health Care Equipment &
                                            Services                                   $    12,046,020
------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY
                                            & LIFE SCIENCES - 1.8%
                                            Biotechnology - 0.5%
      185,008                               Cubist Pharmaceuticals, Inc.*              $    11,470,496
------------------------------------------------------------------------------------------------------
                                            Life Sciences Tools & Services - 1.3%
       57,117                               Bio-Rad Laboratories, Inc.*                $     7,055,092
      162,018                               Thermo Fisher Scientific, Inc.                  15,842,120
       35,092                               Waters Corp.*                                    3,541,485
                                                                                       ---------------
                                                                                       $    26,438,697
                                                                                       ---------------
                                            Total Pharmaceuticals, Biotechnology
                                            & Life Sciences                            $    37,909,193
------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS - 0.2%
                                            Other Diversified Financial
                                            Services - 0.2%
       33,500                               Lorenz Re*                                 $     3,713,810
                                                                                       ---------------
                                            Total Diversified Financials               $     3,713,810
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 25

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
                Rate (b)      Ratings
Shares          (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            REAL ESTATE - 0.7%
                                            Real Estate Operating
                                            Companies - 0.7%
      662,539                               Forest City Enterprises, Inc.*             $    13,423,040
                                                                                       ---------------
                                            Total Real Estate                          $    13,423,040
------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE &
                                            EQUIPMENT - 1.3%
                                            Computer Storage & Peripherals - 0.1%
      103,800                               EMC Corp.                                  $     2,498,466
------------------------------------------------------------------------------------------------------
                                            Electronic Equipment
                                            Manufacturers - 0.5%
      225,684                               Itron, Inc.*                               $     9,629,936
------------------------------------------------------------------------------------------------------
                                            Electronic Manufacturing
                                            Services - 0.3%
      115,400                               TE Connectivity, Ltd.                      $     5,941,946
------------------------------------------------------------------------------------------------------
                                            Technology Distributors - 0.4%
       48,043                               Arrow Electronics, Inc.*                   $     2,307,025
      307,400                               Ingram Micro, Inc.*                              7,122,458
                                                                                       ---------------
                                                                                       $     9,429,483
                                                                                       ---------------
                                            Total Technology Hardware &
                                            Equipment                                  $    27,499,831
------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES - 0.2%
                                            Integrated Telecommunication
                                            Services - 0.2%
      585,800                               Windstream Holdings, Inc.                  $     5,008,590
                                                                                       ---------------
                                            Total Telecommunication Services           $     5,008,590
------------------------------------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS
                                            (Cost $152,811,112)                        $   204,281,314
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Principal
Amount ($)
------------------------------------------------------------------------------------------------------
                                            ASSET BACKED SECURITIES - 0.2%
                                            CONSUMER SERVICES - 0.0%+
                                            Hotels, Resorts & Cruise
                                            Lines - 0.0%+
      585,350                       NR/NR   Westgate Resorts 2012-A LLC, 3.75%,
                                            8/20/25 (144A)                             $       575,381
                                                                                       ---------------
                                            Total Consumer Services                    $       575,381
------------------------------------------------------------------------------------------------------
                                            BANKS - 0.2%
                                            Thrifts & Mortgage Finance - 0.2%
    1,000,000                       NR/NR   Bayview Opportunity Master Fund Trust
                                            2013-3RPL, 4.0%, 4/28/18 (Step)
                                            (144A)                                     $       960,960

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- (continued)
    1,560,000                       CCC/C   Citicorp Residential Mortgage Trust
                                            Series 2006-2, 5.918%, 9/25/36
                                            (Step)                                     $     1,421,140
      500,000                        B/NR   Nationstar Mortgage Advance
                                            Receivables Trust 2013-T1, 4.949%,
                                            6/20/44 (144A)                                     499,353
                                                                                       ---------------
                                                                                       $     2,881,453
                                                                                       ---------------
                                            Total Banks                                $     2,881,453
------------------------------------------------------------------------------------------------------
                                            TOTAL ASSET BACKED SECURITIES
                                            (Cost $3,491,149)                          $     3,456,834
------------------------------------------------------------------------------------------------------
                                            COLLATERALIZED MORTGAGE
                                            OBLIGATIONS - 0.2%
                                            BANKS - 0.2%
                                            Thrifts & Mortgage Finance - 0.2%
    1,900,000                       NR/NR   Extended Stay America Trust 2013-ESH
                                            MZ, 7.625%, 12/5/19 (144A)                 $     1,997,907
    1,000,000          5.74       BB+/Ba2   GS Mortgage Securities Corp. II
                                            Commercial Mortgage Pass Through
                                            Certificates Series 2004-GG2, Floating
                                            Rate Note, 8/10/38                                 991,844
    1,343,941                       NR/NR   Homeowner Assistance Program Reverse
                                            Mortgage Loan Trust 2013-RM1, 4.0%,
                                            5/26/53 (144A)                                   1,312,090
      400,000          5.58         BB/NR   Springleaf Mortgage Loan Trust, Floating
                                            Rate Note, 6/25/58 (144A)                          399,619
                                                                                       ---------------
                                                                                       $     4,701,460
                                                                                       ---------------
                                            Total Banks                                $     4,701,460
------------------------------------------------------------------------------------------------------
                                            TOTAL COLLATERALIZED
                                            MORTGAGE OBLIGATIONS
                                            (Cost $4,689,317)                          $     4,701,460
------------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS - 57.0%
                                            ENERGY - 15.8%
                                            Oil & Gas Drilling - 1.7%
    1,800,000                        B/B3   Hercules Offshore, Inc., 7.5%,
                                            10/1/21 (144A)                             $     1,881,000
    4,000,000                       B-/B3   Offshore Group Investment, Ltd.,
                                            7.125%, 4/1/23                                   4,070,000
    3,650,000                       B-/B3   Offshore Group Investment, Ltd.,
                                            7.5%, 11/1/19                                    3,969,375
    3,450,000                       B+/B1   Pacific Drilling SA, 5.375%, 6/1/20
                                            (144A)                                           3,475,875
    2,995,000                       B+/B1   Parker Drilling Co., 7.5%, 8/1/20
                                            (144A)                                           3,114,800
    6,400,000                       B+/B2   Pioneer Energy Services Corp., 9.875%,
                                            3/15/18                                          6,880,000

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 27

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Drilling -- (continued)
    6,910,000                       B+/B1   Shelf Drilling Holdings, Ltd., 8.625%,
                                            11/1/18 (144A)                             $     7,445,525
    3,425,000                      BB-/B1   Unit Corp., 6.625%, 5/15/21                      3,579,125
                                                                                       ---------------
                                                                                       $    34,415,700
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Equipment & Services - 1.3%
    9,355,000                       B+/B2   Basic Energy Services, Inc., 7.75%,
                                            10/15/22                                   $     9,448,550
    4,245,000                     BB-/Ba3   Bristow Group, Inc., 6.25%, 10/15/22             4,457,250
    2,435,000                       B+/B1   Calfrac Holdings LP, 7.5%, 12/1/20
                                            (144A)                                           2,465,438
    1,725,000                      BB/Ba3   Exterran Holdings, Inc., 7.25%,
                                            12/1/18                                          1,824,188
    2,750,000                       B-/B2   Exterran Partners LP, 6.0%, 4/1/21
                                            (144A)                                           2,736,250
      54,000                        NR/NR   Green Field Energy Services, Inc.,
                                            13.0%, 11/15/16 (144A) (d)                          27,000
    2,275,000                       CC/NR   Green Field Energy Services, Inc.,
                                            13.0%, 11/15/16 (144A) (d)                       1,137,500
    2,555,000                      BB-/B1   Key Energy Services, Inc., 6.75%,
                                            3/1/21                                           2,599,712
    2,955,000                        B/B3   Seitel, Inc., 9.5%, 4/15/19                      3,047,344
                                                                                       ---------------
                                                                                       $    27,743,232
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration &
                                            Production - 11.0%
    2,500,000                      BB-/B1   Antero Resources Finance Corp.,
                                            5.375%, 11/1/21 (144A)                     $     2,540,625
    3,360,000                      BB-/B1   Antero Resources Finance Corp.,
                                            6.0%, 12/1/20                                    3,544,800
    4,105,000                       B-/B3   Approach Resources, Inc., 7.0%,
                                            6/15/21                                          4,269,200
    2,150,000                       B-/B3   Carrizo Oil & Gas, Inc., 7.5%, 9/15/20           2,343,500
   10,736,000                       B-/B3   Carrizo Oil & Gas, Inc., 8.625%,
                                            10/15/18                                        11,755,920
    3,310,000                       B-/B3   Chaparral Energy, Inc., 8.25%, 9/1/21            3,624,450
    8,435,000                     BB-/Ba3   Chesapeake Energy Corp., 5.375%,
                                            6/15/21                                          8,772,400
    3,110,000                     BB+/Ba1   Cimarex Energy Co., 5.875%, 5/1/22               3,312,150
    3,832,000                       B-/B3   Comstock Resources, Inc., 7.75%,
                                            4/1/19                                           4,004,440
    3,675,000                     BB+/Ba3   Concho Resources, Inc., 5.5%, 4/1/23             3,812,812
    2,925,000                     BB+/Ba3   Concho Resources, Inc., 6.5%, 1/15/22            3,195,562
    5,520,000                       BB/B1   Denbury Resources, Inc., 4.625%,
                                            7/15/23                                          5,092,200
    3,865,000                       B+/B3   Energy XXI Gulf Coast, Inc., 7.5%,
                                            12/15/21 (144A)                                  4,038,925
   13,000,000                        B/B2   EP Energy LLC, 9.375%, 5/1/20                   15,015,000
    2,210,939                        B/B3   EPE Holdings LLC, 8.875%, 12/15/17
                                            (144A) (PIK)                                     2,315,959

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration &
                                            Production -- (continued)
    5,205,000                     B-/Caa1   EPL Oil & Gas, Inc., 8.25%, 2/15/18        $     5,582,362
    2,775,000                    CCC/Caa1   Goodrich Petroleum Corp., 8.875%,
                                            3/15/19                                          2,920,688
    7,615,000                     CCC+/B3   Gulfport Energy Corp., 7.75%, 11/1/20            8,071,900
    7,255,000                   CCC+/Caa1   Halcon Resources Corp., 8.875%,
                                            5/15/21                                          7,554,269
    3,225,000                   CCC+/Caa1   Halcon Resources Corp., 9.25%,
                                            2/15/22 (144A)                                   3,418,500
    1,400,000                        B/B3   Kodiak Oil & Gas Corp., 5.5%, 1/15/21
                                            (144A)                                           1,435,000
    3,000,000                        B/B3   Kodiak Oil & Gas Corp., 5.5%, 2/1/22
                                            (144A)                                           3,060,000
    5,200,000                        B/B3   Kodiak Oil & Gas Corp., 8.125%,
                                            12/1/19                                          5,772,000
    3,350,000                     B-/Caa1   Legacy Reserves LP, 6.625%, 12/1/21
                                            (144A)                                           3,207,625
    3,860,000                     B-/Caa1   Lightstream Resources, Ltd., 8.625%,
                                            2/1/20 (144A)                                    3,869,650
   16,935,000                        B/B2   Linn Energy LLC, 7.0%, 11/1/19
                                            (144A)                                          16,892,662
    3,350,000                     B-/Caa1   Memorial Production Partners LP,
                                            7.625%, 5/1/21 (144A)                            3,400,250
    4,155,000                     B-/Caa1   Midstates Petroleum Co, Inc., 10.75%,
                                            10/1/20                                          4,487,400
    2,800,000                     B-/Caa1   Midstates Petroleum Co, Inc., 9.25%,
                                            6/1/21                                           2,884,000
    4,125,000                     B-/Caa1   Northern Oil and Gas, Inc., 8.0%,
                                            6/1/20                                           4,269,375
    2,820,000                        B/B3   Oasis Petroleum, Inc., 6.5%, 11/1/21             3,052,650
    4,960,000                       B-/B3   PDC Energy, Inc., 7.75%, 10/15/22                5,381,600
    5,845,000                     B-/Caa1   Penn Virginia Corp., 7.25%, 4/15/19              5,859,612
    4,995,000                     B-/Caa1   Penn Virginia Corp., 8.5%, 5/1/20                5,300,944
    3,075,000                     B-/Caa1   QR Energy LP, 9.25%, 8/1/20                      3,221,062
    5,000,000                      BB/Ba2   Range Resources Corp., 5.0%, 3/15/23             4,987,500
    7,285,000                       B-/B3   RKI Exploration & Production LLC, 8.5%,
                                            8/1/21 (144A)                                    7,576,400
    1,750,000                     CCC+/B3   Samson Investment Co., 10.25%,
                                            2/15/20 (144A)                                   1,890,000
    5,075,000                   CCC+/Caa1   Sanchez Energy Corp., 7.75%, 6/15/21
                                            (144A)                                           5,176,500
    3,085,000                     BB-/Ba3   SM Energy Co., 6.5%, 11/15/21                    3,347,225
    1,945,000                       B-/B3   Stone Energy Corp., 7.5%, 11/15/22               2,076,288
   18,820,000                       B+/B3   Swift Energy Co., 7.875%, 3/1/22                18,867,050
    3,000,000                   CCC+/Caa1   Talos Production LLC, 9.75%, 2/15/18
                                            (144A)                                           3,030,000
    3,300,000                        B/B3   Vanguard Natural Resources LLC,
                                            7.875%, 4/1/20                                   3,448,500
                                                                                       ---------------
                                                                                       $   227,678,955
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 29

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining &
                                            Marketing - 0.5%
    3,900,000                      BB/Ba3   Murphy Oil USA, Inc., 6.0%, 8/15/23
                                            (144A)                                     $     3,958,500
    5,445,000                     BB+/Ba2   Tesoro Corp., 5.375%, 10/1/22                    5,390,550
                                                                                       ---------------
                                                                                       $     9,349,050
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage &
                                            Transportation - 1.0%
    4,810,000                       BB/B1   Crestwood Midstream Partners LP,
                                            6.125%, 3/1/22 (144A)                      $     4,918,225
    3,500,000          7.00     BBB-/Baa2   Enterprise Products Operating LLC,
                                            Floating Rate Note, 6/1/67                       3,640,000
    7,380,000                     BB+/Ba3   Sabine Pass Liquefaction LLC, 5.625%,
                                            2/1/21 (144A)                                    7,453,800
    5,985,000                      BB/Ba3   Targa Resources Partners LP, 4.25%,
                                            11/15/23 (144A)                                  5,595,975
                                                                                       ---------------
                                                                                       $    21,608,000
------------------------------------------------------------------------------------------------------
                                            Coal & Consumable Fuels - 0.3%
    4,170,000                    CCC/Caa2   James River Coal Co., 7.875%, 4/1/19       $     1,376,100
    1,900,000                     B-/Caa1   Murray Energy Corp., 8.625%, 6/15/21
                                            (144A)                                           2,033,000
    3,000,000                      BB-/B1   SunCoke Energy Partners LP, 7.375%,
                                            2/1/20 (144A)                                    3,120,000
                                                                                       ---------------
                                                                                       $     6,529,100
                                                                                       ---------------
                                            Total Energy                               $   327,324,037
------------------------------------------------------------------------------------------------------
                                            MATERIALS - 5.1%
                                            Commodity Chemicals - 0.3%
    2,756,000                     CCC+/B3   Hexion US Finance Corp., 8.875%,
                                            2/1/18                                     $     2,838,680
    2,250,000                      BB-/B1   Rain CII Carbon LLC, 8.0%, 12/1/18
                                            (144A)                                           2,323,125
    1,110,000                     B-/Caa1   US Coatings Acquisition, Inc., 7.375%,
                                            5/1/21 (144A)                                    1,179,375
                                                                                       ---------------
                                                                                       $     6,341,180
------------------------------------------------------------------------------------------------------
                                            Specialty Chemicals - 0.4%
    2,725,000                      BB-/B1   Chemtura Corp., 5.75%, 7/15/21             $     2,759,062
    2,445,000                     CCC+/NR   Hexion US Finance Corp., 9.0%,
                                            11/15/20                                         2,322,750
      400,000                        B/B1   Rentech Nitrogen Partners LP, 6.5%,
                                            4/15/21 (144A)                                     388,000
    3,195,000                      BB-/B2   Tronox Finance LLC, 6.375%, 8/15/20              3,258,900
                                                                                       ---------------
                                                                                       $     8,728,712
------------------------------------------------------------------------------------------------------
                                            Construction Materials - 0.2%
    3,300,000                     B-/Caa2   Texas Industries, Inc., 9.25%, 8/15/20     $     3,646,500
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Metal & Glass Containers - 1.6%
    4,300,000                     CCC+/B3   Ardagh Packaging Finance Plc, 7.0%,
                                            11/15/20 (144A)                            $     4,278,500
   13,120,000                     BB-/Ba3   Crown Cork & Seal Co., Inc., 7.375%,
                                            12/15/26                                        14,530,400
    6,700,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 8.25%,
                                            2/15/21                                          6,968,000
    7,495,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 8.5%,
                                            5/15/18                                          7,944,700
                                                                                       ---------------
                                                                                       $    33,721,600
------------------------------------------------------------------------------------------------------
                                            Paper Packaging - 0.5%
    2,915,000                        B/B3   Packaging Dynamics Corp., 8.75%,
                                            2/1/16 (144A)                              $     3,009,738
      800,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 9.0%,
                                            4/15/19                                            856,000
    5,675,000                   CCC+/Caa2   Reynolds Group Issuer, Inc., 9.875%,
                                            8/15/19                                          6,277,969
                                                                                       ---------------
                                                                                       $    10,143,707
------------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining - 0.5%
    8,775,000                    CCC/Caa2   Midwest Vanadium Pty, Ltd., 11.5%,
                                            2/15/18 (144A)                             $     7,371,000
    1,595,000                      B/Caa1   Prince Mineral Holding Corp., 11.5%,
                                            12/15/19 (144A)                                  1,770,450
                                                                                       ---------------
                                                                                       $     9,141,450
------------------------------------------------------------------------------------------------------
                                            Gold - 0.3%
    6,445,000                      BB-/B1   IAMGOLD Corp., 6.75%, 10/1/20
                                            (144A)                                     $     5,752,162
------------------------------------------------------------------------------------------------------
                                            Steel - 0.8%
    2,615,000                       B+/B3   APERAM, 7.375%, 4/1/16 (144A)              $     2,693,450
    1,205,000                       B+/B3   APERAM, 7.75%, 4/1/18 (144A)                     1,223,075
    2,520,000                      B/Caa1   Atkore International, Inc., 9.875%,
                                            1/1/18                                           2,721,600
    9,255,000                    CCC/Caa2   Essar Steel Algoma, Inc., 9.875%,
                                            6/15/15 (144A)                                   7,265,175
    3,280,000                     B-/Caa1   JMC Steel Group, Inc., 8.25%,
                                            3/15/18 (144A)                                   3,259,500
                                                                                       ---------------
                                                                                       $    17,162,800
------------------------------------------------------------------------------------------------------
                                            Paper Products - 0.5%
    2,050,000                      BB/Ba2   Clearwater Paper Corp., 4.5%, 2/1/23       $     1,875,750
    1,615,000                     B-/Caa2   Exopack Holdings SA, 7.875%,
                                            11/1/19 (144A)                                   1,615,000
    7,520,000                     BB-/Ba3   Resolute Forest Products, Inc., 5.875%,
                                            5/15/23 (144A)                                   6,843,200
                                                                                       ---------------
                                                                                       $    10,333,950
                                                                                       ---------------
                                            Total Materials                            $   104,972,061
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 31

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS - 3.5%
                                            Aerospace & Defense - 0.7%
    4,550,000                   CCC+/Caa1   Accudyne Industries Borrower, 7.75%,
                                            12/15/20 (144A)                            $     4,766,125
    1,750,000                      B+/Ba3   Alliant Techsystems, Inc., 5.25%,
                                            10/1/21 (144A)                                   1,760,938
    4,350,000                       BB/B1   DigitalGlobe, Inc., 5.25%, 2/1/21
                                            (144A)                                           4,208,625
    3,953,000                       B-/B2   DynCorp International, Inc., 10.375%,
                                            7/1/17                                           4,160,532
                                                                                       ---------------
                                                                                       $    14,896,220
------------------------------------------------------------------------------------------------------
                                            Building Products - 0.1%
    1,750,000                      BB-/NR   Gibraltar Industries, Inc., 6.25%,
                                            2/1/21                                     $     1,811,250
------------------------------------------------------------------------------------------------------
                                            Construction & Engineering - 0.1%
    3,000,000                     BB-/Ba3   Dycom Investments, Inc., 7.125%,
                                            1/15/21                                    $     3,187,500
------------------------------------------------------------------------------------------------------
                                            Electrical Components &
                                            Equipment - 0.1%
    2,079,000                        B/B2   Coleman Cable, Inc., 9.0%, 2/15/18         $     2,208,938
------------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates - 0.6%
    2,755,000                      BB-/B1   Boart Longyear Management Pty, Ltd.,
                                            10.0%, 10/1/18 (144A)                      $     2,823,875
    4,030,000                       B+/B2   JB Poindexter & Co., Inc., 9.0%,
                                            4/1/22 (144A)                                    4,271,800
    4,025,000                       B-/B3   Park-Ohio Industries, Inc., 8.125%,
                                            4/1/21                                           4,437,562
                                                                                       ---------------
                                                                                       $    11,533,237
------------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery &
                                            Heavy Trucks - 0.3%
    6,850,000                     CCC-/B3   Navistar International Corp., 8.25%,
                                            11/1/21                                    $     6,995,562
------------------------------------------------------------------------------------------------------
                                            Industrial Machinery - 1.0%
    3,901,000                       B-/B3   BC Mountain LLC, 7.0%, 2/1/21
                                            (144A)                                     $     3,949,762
    6,265,000                     B-/Caa1   Gardner Denver, Inc., 6.875%, 8/15/21
                                            (144A)                                           6,374,638
    7,076,000                      B/Caa1   Mueller Water Products, Inc., 7.375%,
                                            6/1/17                                           7,288,280
    2,660,000                        B/B3   Xerium Technologies, Inc., 8.875%,
                                            6/15/18                                          2,779,700
                                                                                       ---------------
                                                                                       $    20,392,380
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Trading Companies & Distributors - 0.6%
    1,400,000                     BB+/Ba3   Aircastle, Ltd., 7.625%, 4/15/20           $     1,568,000
    1,725,000                      BB+/NR   Aviation Capital Group Corp., 6.75%,
                                            4/6/21 (144A)                                    1,858,688
      780,000                        B/B2   Avis Budget Car Rental LLC, 5.5%,
                                            4/1/23                                             764,400
    7,200,000                      BB/Ba3   Rexel SA, 5.25%, 6/15/20 (144A)                  7,344,000
                                                                                       ---------------
                                                                                       $    11,535,088
                                                                                       ---------------
                                            Total Capital Goods                        $    72,560,175
------------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES &
                                            SUPPLIES - 0.9%
                                            Environmental & Facilities
                                            Services - 0.2%
    2,400,000                     B-/Caa2   Liberty Tire Recycling LLC, 11.0%,
                                            10/1/16 (144A)                             $     2,448,000
    2,000,000                        B/B3   Safway Group Holding LLC, 7.0%,
                                            5/15/18 (144A)                                   2,070,000
                                                                                       ---------------
                                                                                       $     4,518,000
------------------------------------------------------------------------------------------------------
                                            Diversified Support Services - 0.7%
    5,855,000                     B-/Caa1   ADS Tactical, Inc., 11.0%, 4/1/18
                                            (144A)                                     $     5,269,500
    4,725,000                     BB-/Ba1   Iron Mountain, Inc., 6.0%, 8/15/23               4,807,688
    2,165,000                       B-/B3   TMS International Corp., 7.625%,
                                            10/15/21 (144A)                                  2,262,425
    1,000,000                       B+/B2   United Rentals North America, Inc.,
                                            6.125%, 6/15/23                                  1,027,500
                                                                                       ---------------
                                                                                       $    13,367,113
                                                                                       ---------------
                                            Total Commercial Services & Supplies       $    17,885,113
------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION - 1.0%
                                            Air Freight & Logistics - 0.4%
    3,205,000                   CCC-/Caa2   CEVA Group Plc, 11.625%, 10/1/16
                                            (144A)                                     $     3,365,250
    4,540,000                       B-/NR   Syncreon Global Ireland, Ltd., 9.5%,
                                            5/1/18 (144A)                                    4,937,250
                                                                                       ---------------
                                                                                       $     8,302,500
------------------------------------------------------------------------------------------------------
                                            Airlines - 0.2%
    2,100,000                     BBB-/NR   American Airlines 2013-2 Class A Pass
                                            Through Trust, 4.95%, 1/15/23 (144A)       $     2,163,000
    2,525,000                      BB+/NR   United Airlines 2013-1 Class B Pass
                                            Through Trust, 5.375%, 8/15/21                   2,518,688
                                                                                       ---------------
                                                                                       $     4,681,688
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 33

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Trucking - 0.3%
    1,990,000                       B-/NR   Jack Cooper Holdings Corp., 9.25%,
                                            6/1/20                                     $     2,129,300
    3,500,000                   CCC+/Caa1   syncreon Group BV, 8.625%,
                                            11/1/21 (144A)                                   3,543,750
                                                                                       ---------------
                                                                                       $     5,673,050
------------------------------------------------------------------------------------------------------
                                            Airport Services - 0.1%
    1,700,000                        B/NR   Aguila 3 SA, 7.875%, 1/31/18 (144A)        $     1,812,625
                                                                                       ---------------
                                            Total Transportation                       $    20,469,863
------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS - 1.5%
                                            Auto Parts & Equipment - 0.8%
    4,650,000                       BB/B2   Dana Holding Corp., 6.0%, 9/15/23          $     4,766,250
    1,300,000                     BB-/Ba3   LKQ Corp., 4.75%, 5/15/23 (144A)                 1,238,250
    3,240,000                       B-/B3   Meritor, Inc., 6.75%, 6/15/21                    3,272,400
    2,400,000                        B/B3   Pittsburgh Glass Works LLC, 8.0%,
                                            11/15/18 (144A)                                  2,448,000
    2,140,000                        B/B3   Pittsburgh Glass Works LLC, 8.5%,
                                            4/15/16 (144A)                                   2,240,366
    2,690,000                        B/B1   Schaeffler Holding Finance BV, 6.875%,
                                            8/15/18 (144A) (PIK)                             2,864,850
                                                                                       ---------------
                                                                                       $    16,830,116
------------------------------------------------------------------------------------------------------
                                            Tires & Rubber - 0.1%
    2,765,000                       B+/B1   The Goodyear Tire & Rubber Co., 7.0%,
                                            5/15/22                                    $     2,972,375
------------------------------------------------------------------------------------------------------
                                            Automobile Manufacturers - 0.6%
    3,000,000                        B/B1   Chrysler Group LLC, 8.0%, 6/15/19          $     3,322,500
    7,905,000                        B/B1   Chrysler Group LLC, 8.25%, 6/15/21               8,942,531
                                                                                       ---------------
                                                                                       $    12,265,031
                                                                                       ---------------
                                            Total Automobiles & Components             $    32,067,522
------------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES &
                                            APPAREL - 2.5%
                                            Homebuilding - 2.4%
   11,595,000                    CCC/Caa2   Beazer Homes USA, Inc., 9.125%,
                                            6/15/18                                    $    12,377,662
    2,100,000                      BB-/B2   Brookfield Residential Properties, Inc.,
                                            6.5%, 12/15/20 (144A)                            2,163,000
    5,045,000                      BB/Ba2   DR Horton, Inc., 5.75%, 8/15/23                  5,234,188
    7,400,000                        B/B2   KB Home, 7.0%, 12/15/21                          7,622,000
    8,730,000                     BB-/Ba3   Lennar Corp., 4.75%, 11/15/22                    8,271,675
    3,660,000                       B+/B1   Meritage Homes Corp., 7.0%, 4/1/22               3,879,600
    6,975,000                       B+/B2   Standard Pacific Corp., 6.25%,
                                            12/15/21                                         7,184,250
    2,540,000                      BB-/B1   The Ryland Group, Inc., 5.375%,
                                            10/1/22                                          2,463,800
                                                                                       ---------------
                                                                                       $    49,196,175
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Leisure Products - 0.1%
    3,230,000                   CCC+/Caa2   PC Nextco Holdings LLC, 8.75%,
                                            8/15/19 (144A) (PIK)                       $     3,334,975
                                                                                       ---------------
                                            Total Consumer Durables & Apparel          $    52,531,150
------------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES - 1.7%
                                            Casinos & Gaming - 0.8%
    3,075,000                     BBB-/NR   GLP Capital LP, 4.375%, 11/1/18
                                            (144A)                                     $     3,136,500
    5,750,000                     BBB-/NR   GLP Capital LP, 4.875%, 11/1/20
                                            (144A)                                           5,793,125
   14,887,110                       NR/NR   Mashantucket Western Pequot Tribe,
                                            6.5%, 7/1/36                                     1,972,542
    3,000,000                       B+/B3   MGM Resorts International, 6.75%,
                                            10/1/20                                          3,270,000
    3,218,000                       B+/B2   Scientific Games International, Inc.,
                                            9.25%, 6/15/19                                   3,471,418
                                                                                       ---------------
                                                                                       $    17,643,585
------------------------------------------------------------------------------------------------------
                                            Hotels, Resorts & Cruise Lines - 0.5%
    4,815,000                       B-/B3   MISA Investments, Ltd., 8.625%,
                                            8/15/18 (144A) (PIK)                       $     4,983,525
    4,290,000                       B+/B3   Viking Cruises, Ltd., 8.5%, 10/15/22
                                            (144A)                                           4,804,800
                                                                                       ---------------
                                                                                       $     9,788,325
------------------------------------------------------------------------------------------------------
                                            Restaurants - 0.2%
    4,090,000                     B-/Caa1   Burger King Capital Holdings LLC,
                                            4/15/19 (Step) (144A) (c)                  $     3,629,875
------------------------------------------------------------------------------------------------------
                                            Education Services - 0.2%
    3,695,000                    CCC/Caa1   Cambium Learning Group, Inc., 9.75%,
                                            2/15/17                                    $     3,519,488
------------------------------------------------------------------------------------------------------
                                            Specialized Consumer Services - 0.0%+
      435,000                      BB/Ba3   Sotheby's, 5.25%, 10/1/22 (144A)           $       415,425
                                                                                       ---------------
                                            Total Consumer Services                    $    34,996,698
------------------------------------------------------------------------------------------------------
                                            MEDIA - 3.0%
                                            Advertising - 0.2%
    3,555,000                       B-/B3   MDC Partners, Inc., 6.75%, 4/1/20
                                            (144A)                                     $     3,697,200
------------------------------------------------------------------------------------------------------
                                            Broadcasting - 1.6%
    9,250,000                      BB-/B1   CCO Holdings LLC, 6.5%, 4/30/21            $     9,620,000
    3,900,000                   CCC+/Caa2   Intelsat Luxembourg SA, 7.75%,
                                            6/1/21 (144A)                                    4,114,500
    8,875,000                       B+/B2   Quebecor Media, Inc., 5.75%, 1/15/23             8,586,562
    9,280,000                       B+/B2   Univision Communications, Inc.,
                                            6.875%, 5/15/19 (144A)                           9,999,200
                                                                                       ---------------
                                                                                       $    32,320,262
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 35

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Cable & Satellite - 0.3%
    5,365,000                       BB/B1   Sirius XM Radio, Inc., 5.75%, 8/1/21
                                            (144A)                                     $     5,472,300
------------------------------------------------------------------------------------------------------
                                            Movies & Entertainment - 0.5%
    5,300,000                       B+/B3   Live Nation Entertainment, Inc., 7.0%,
                                            9/1/20 (144A)                              $     5,631,250
    4,895,000                       B-/B3   Regal Entertainment Group, 5.75%,
                                            2/1/25                                           4,662,488
                                                                                       ---------------
                                                                                       $    10,293,738
------------------------------------------------------------------------------------------------------
                                            Publishing - 0.4%
    7,170,000                      BB/Ba1   Gannett Co, Inc., 6.375%, 10/15/23
                                            (144A)                                     $     7,564,350
    1,675,000                       B-/B3   MPL 2 Acquisition Canco, Inc., 9.875%,
                                            8/15/18 (144A)                                   1,725,250
                                                                                       ---------------
                                                                                       $     9,289,600
                                                                                       ---------------
                                            Total Media                                $    61,073,100
------------------------------------------------------------------------------------------------------
                                            RETAILING - 0.7%
                                            Department Stores - 0.3%
    6,600,000                   CCC+/Caa2   The Neiman Marcus Group, Inc., 8.0%,
                                            10/15/21 (144A)                            $     6,756,750
------------------------------------------------------------------------------------------------------
                                            Apparel Retail - 0.1%
    2,350,000                        B/B3   Brown Shoe Co., Inc., 7.125%,
                                            5/15/19                                    $     2,493,938
------------------------------------------------------------------------------------------------------
                                            Computer & Electronics Retail - 0.1%
    2,590,000                     BB-/Ba3   Rent-A-Center, Inc., 4.75%, 5/1/21
                                            (144A)                                     $     2,428,125
------------------------------------------------------------------------------------------------------
                                            Automotive Retail - 0.2%
    3,015,000                     BB-/Ba3   CST Brands, Inc., 5.0%, 5/1/23 (144A)      $     2,917,012
                                                                                       ---------------
                                            Total Retailing                            $    14,595,825
------------------------------------------------------------------------------------------------------
                                            FOOD & STAPLES RETAILING - 0.2%
                                            Food Distributors - 0.2%
    4,085,000                        B/B3   KeHE Distributors LLC, 7.625%,
                                            8/15/21 (144A)                             $     4,227,975
                                                                                       ---------------
                                            Total Food & Staples Retailing             $     4,227,975
------------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO - 1.3%
                                            Distillers & Vintners - 0.4%
     4,100,000                    BB+/Ba1   Constellation Brands, Inc., 3.75%,
                                            5/1/21                                     $     3,930,875
     3,235,000                    BB+/Ba1   Constellation Brands, Inc., 4.25%,
                                            5/1/23                                           3,101,556
                                                                                       ---------------
                                                                                       $     7,032,431
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Agricultural Products - 0.2%
    4,460,000                        B/B2   Southern States Cooperative, Inc.,
                                            10.0%, 8/15/21 (144A)                      $     4,348,500
------------------------------------------------------------------------------------------------------
                                            Packaged Foods & Meats - 0.2%
    1,750,000                   CCC+/Caa1   Dole Food Co, Inc., 7.25%, 5/1/19
                                            (144A)                                     $     1,760,938
    1,460,000                      BB-/B2   Sun Merger Sub, Inc., 5.25%, 8/1/18
                                            (144A)                                           1,525,700
    1,460,000                      BB-/B2   Sun Merger Sub, Inc., 5.875%, 8/1/21
                                            (144A)                                           1,525,700
                                                                                       ---------------
                                                                                       $     4,812,338
------------------------------------------------------------------------------------------------------
                                            Tobacco - 0.5%
   10,105,000                     B-/Caa1   Alliance One International, Inc., 9.875%,
                                            7/15/21 (144A)                             $     9,700,800
                                                                                       ---------------
                                            Total Food, Beverage & Tobacco             $    25,894,069
------------------------------------------------------------------------------------------------------
                                            HOUSEHOLD & PERSONAL
                                            PRODUCTS - 0.3%
                                            Personal Products - 0.3%
    2,400,000                   CCC+/Caa1   Monitronics International, Inc., 9.125%,
                                            4/1/20                                     $     2,544,000
    3,495,000                        B/B2   Revlon Consumer Products Corp.,
                                            5.75%, 2/15/21 (144A)                            3,451,312
                                                                                       ---------------
                                                                                       $     5,995,312
                                                                                       ---------------
                                            Total Household & Personal Products        $     5,995,312
------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT &
                                            SERVICES - 2.4%
                                            Health Care Equipment - 0.1%
    3,875,000                   CCC+/Caa2   Accellent, Inc., 10.0%, 11/1/17            $     3,681,250
------------------------------------------------------------------------------------------------------
                                            Health Care Services - 0.4%
    3,429,000                   CCC+/Caa2   Gentiva Health Services, Inc., 11.5%,
                                            9/1/18                                     $     3,557,588
    4,435,000                   CCC+/Caa1   Surgical Care Affiliates, Inc., 10.0%,
                                            7/15/17 (144A)                                   4,590,225
                                                                                       ---------------
                                                                                       $     8,147,813
------------------------------------------------------------------------------------------------------
                                            Health Care Facilities - 1.6%
    3,175,000                      BB/Ba3   Aviv Healthcare Properties LP, 7.75%,
                                            2/15/19                                    $     3,425,031
   16,800,000                        B/B3   CHS, 8.0%, 11/15/19                             18,207,000
    5,700,000                       B-/B3   Kindred Healthcare, Inc., 8.25%,
                                            6/1/19                                           6,127,500
    3,850,000                      B+/Ba3   Tenet Healthcare Corp., 4.375%,
                                            10/1/21 (144A)                                   3,696,000
    1,265,000                       B+/B3   Universal Hospital Services, Inc.,
                                            7.625%, 8/15/20                                  1,328,250
                                                                                       ---------------
                                                                                       $    32,783,781
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 37

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Health Care Technology - 0.3%
    3,315,000                   CCC+/Caa1   Emdeon, Inc., 11.0%, 12/31/19              $     3,812,250
    1,900,000                       B-/B3   MedAssets, Inc., 8.0%, 11/15/18                  2,056,750
                                                                                       ---------------
                                                                                       $     5,869,000
                                                                                       ---------------
                                            Total Health Care Equipment &
                                            Services                                   $    50,481,844
------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY
                                            & LIFE SCIENCES - 0.7%
                                            Biotechnology - 0.4%
    9,859,000                      B/Caa2   Lantheus Medical Imaging, Inc., 9.75%,
                                            5/15/17                                    $     8,873,100
------------------------------------------------------------------------------------------------------
                                            Pharmaceuticals - 0.3%
    6,090,000                        B/B1   Valeant Pharmaceuticals International,
                                            6.375%, 10/15/20 (144A)                    $     6,501,075
                                                                                       ---------------
                                            Total Pharmaceuticals, Biotechnology
                                            & Life Sciences                            $    15,374,175
------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS - 2.1%
                                            Other Diversified Financial
                                            Services - 0.3%
    2,490,000          5.35         BB/B1   Citigroup, Inc., Floating Rate Note
                                            (Perpetual)                                $     2,241,000
    4,200,000          5.65        BB/Ba1   ING US, Inc., Floating Rate Note,
                                            5/15/53                                          3,996,863
                                                                                       ---------------
                                                                                       $     6,237,863
------------------------------------------------------------------------------------------------------
                                            Specialized Finance - 1.4%
    1,800,000          7.40         NR/NR   Galileo Re, Ltd., Floating Rate Note,
                                            1/9/17 (Cat Bond) (144A)                   $     1,800,000
   12,630,000                       B+/B2   National Money Mart Co., 10.375%,
                                            12/15/16                                        13,135,200
    4,540,000                       B+/B2   Nationstar Mortgage LLC, 6.5%, 6/1/22            4,432,175
    3,675,000                       B+/B2   Nationstar Mortgage LLC, 6.5%, 7/1/21            3,610,688
    1,820,000                       B+/B2   Nationstar Mortgage LLC, 6.5%, 8/1/18            1,883,700
    3,100,000                        B/B1   Oxford Finance LLC, 7.25%, 1/15/18
                                            (144A)                                           3,278,250
                                                                                       ---------------
                                                                                       $    28,140,013
------------------------------------------------------------------------------------------------------
                                            Consumer Finance - 0.4%
    3,990,000                       B+/B1   Jefferies Finance LLC, 7.375%,
                                            4/1/20 (144A)                              $     4,099,725
    3,765,000                       B+/B3   TMX Finance LLC, 8.5%, 9/15/18
                                            (144A)                                           4,000,312
                                                                                       ---------------
                                                                                       $     8,100,037
                                                                                       ---------------
                                            Total Diversified Financials               $    42,477,913
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            INSURANCE - 3.9%
                                            Insurance Brokers - 0.2%
    4,900,000                   CCC+/Caa2   Onex USI Acquisition Corp., 7.75%,
                                            1/15/21 (144A)                             $     4,998,000
------------------------------------------------------------------------------------------------------
                                            Life & Health Insurance - 0.3%
    5,400,000                      BB-/B1   Fidelity & Guaranty Life Holdings, Inc.,
                                            6.375%, 4/1/21 (144A)                      $     5,629,500
------------------------------------------------------------------------------------------------------
                                            Reinsurance - 3.4%
      450,000          8.12        BB-/NR   Atlas Reinsurance VII, Ltd., Floating
                                            Rate Note, 1/7/16 (Cat Bond) (144A)        $       462,375
    1,500,000          4.37        BB+/NR   Blue Danube II, Ltd., Floating Rate
                                            Note, 5/23/16 (Cat Bond) (144A)                  1,520,250
      250,000          6.05        BB+/NR   Blue Danube, Ltd., Floating Rate
                                            Note, 4/10/15 (Cat Bond) (144A)                    259,800
    1,325,000          0.00        BB-/NR   Caelus Re, Ltd., Floating Rate Note,
                                            3/7/16 (Cat Bond) (144A)                         1,341,298
    1,500,000          0.00         NR/NR   Caelus Re, Ltd., Floating Rate Note,
                                            4/7/17 (Cat Bond) (144A)                         1,535,400
    1,250,000          0.00         NR/NR   Combine Re, Ltd., Floating Rate Note,
                                            1/7/15 (Cat Bond) (144A)                         1,396,375
    1,400,000          0.00        BB-/NR   Compass Re, Ltd., Floating Rate Note,
                                            1/8/15 (Cat Bond) (144A)                         1,469,720
      400,000          0.00         BB/NR   East Lane Re V, Ltd., Floating Rate Note,
                                            3/16/16 (Cat Bond) (144A)                          437,000
    1,500,000          0.00         BB/NR   East Lane Re, Ltd., Floating Rate Note,
                                            3/13/15 (Cat Bond) (144A)                        1,572,000
      500,000          0.00        BB-/NR   Embarcadero Reinsurance, Ltd.,
                                            Floating Rate Note, 2/13/15 (Cat
                                            Bond) (144A)                                       518,850
    1,500,000          0.00        BB+/NR   Foundation Re III, Ltd., Floating Rate
                                            Note, 2/25/15 (Cat Bond)                         1,544,400
    1,200,000          0.00        BB-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                            2/5/15 (Cat Bond) (144A)                         1,260,360
    1,500,000          0.00         B-/NR   Ibis Re II, Ltd., Floating Rate Note,
                                            2/5/15 (Cat Bond) (144A)                         1,607,850
    5,100,000          0.00         BB/NR   Lodestone Re, Ltd., Floating Rate Note,
                                            1/8/14 (Cat Bond) (144A)                         5,135,700
    1,500,000          0.00         BB/NR   Longpoint Re, Ltd. III, Floating Rate
                                            Note, 5/18/16 (Cat Bond) (144A)                  1,527,750
    2,750,000          0.00          B/NR   Mystic Re, Ltd., Floating Rate Note,
                                            3/12/15 (Cat Bond) (144A)                        2,961,750
    1,325,000          8.61         B+/NR   Mythen Re, Ltd. Series 2012-2 Class A,
                                            Floating Rate Note, 1/5/17 (Cat Bond)
                                            (144A)                                           1,378,000
      675,000         11.84         B-/NR   Mythen Re, Ltd. Series 2012-2 Class A,
                                            Floating Rate Note, 11/10/16 (Cat Bond)
                                            (144A)                                             690,592

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 39

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
      500,000          0.00         NR/NR   Mythen Re, Ltd. Series 2013-1 Class B,
                                            Floating Rate Note, 7/9/15 (Cat Bond)
                                            (144A)                                     $       518,900
    2,650,000         11.11         NR/B2   Mythen Re, Ltd., Floating Rate Note,
                                            5/7/15 (Cat Bond) (144A)                         2,885,585
    3,650,000                       NR/NR   Pangaea Re, 10/1/15 (Cat Bond) (c)               3,853,670
    2,000,000          0.00        BB-/NR   Queen Street IV Capital, Ltd., Floating
                                            Rate Note, 4/9/15 (Cat Bond) (144A)              2,061,400
    1,150,000          0.00        BB-/NR   Queen Street V Re, Ltd., Floating Rate
                                            Note, 4/9/15 (Cat Bond) (144A)                   1,197,265
      250,000          0.00          B/NR   Queen Street VI Re, Ltd., Floating Rate
                                            Note, 4/9/15 (Cat Bond) (144A)                     261,125
    1,450,000          0.00          B/NR   Queen Street VII Re, Ltd., Floating Rate
                                            Note, 4/8/16 (Cat Bond) (144A)                   1,490,745
    1,750,000          0.00         NR/NR   Residential Reinsurance 2011, Ltd.,
                                            Floating Rate Note, 12/6/15 (Cat
                                            Bond) (144A)                                     1,827,175
    2,000,000          0.00         NR/NR   Residential Reinsurance 2011, Ltd.,
                                            Floating Rate Note, 12/6/15 (Cat
                                            Bond) (144A)                                     2,163,400
    3,450,000          0.00         B-/NR   Residential Reinsurance 2011, Ltd.,
                                            Floating Rate Note, 6/6/15 (Cat
                                            Bond) (144A)                                     3,736,005
      800,000          0.00         B+/NR   Residential Reinsurance 2011, Ltd.,
                                            Floating Rate Note, 6/6/15 (Cat
                                            Bond) (144A)                                       858,800
    2,100,000          0.00         NR/NR   Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 12/6/16 (Cat
                                            Bond) (144A)                                     2,308,320
     250,000           0.00         BB/NR   Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 12/6/16 (Cat
                                            Bond) (144A)                                       261,850
     950,000           0.00         NR/NR   Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 12/6/16 (Cat
                                            Bond) (144A)                                     1,049,940
    1,100,000          0.00        BB-/NR   Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 6/6/16 (Cat
                                            Bond) (144A)                                     1,216,820
      500,000          0.00         BB/NR   Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 6/6/16 (Cat
                                            Bond) (144A)                                       555,150
    1,750,000          0.00         NR/NR   Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 6/6/16 (Cat
                                            Bond) (144A)                                     1,997,975
      800,000          0.00         B-/NR   Residential Reinsurance 2013, Ltd.,
                                            Floating Rate Note, 6/6/17 (Cat
                                            Bond) (144A)                                       829,440
    1,600,000          0.00         BB/NR   Sanders Re, Ltd., Floating Rate Note,
                                            5/5/17 (Cat Bond) (144A)                         1,605,120

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
    2,300,000                       NR/NR   Sector Re V, Ltd., 12/1/17 (Cat Bond)      $     2,900,760
    3,300,000                       NR/NR   Sector Re V, Ltd., 3/1/18 (Cat Bond)
                                            (144A)                                           3,745,170
    4,000,000          0.00         NR/NR   Successor X, Ltd. Class IV-AL3, Floating
                                            Rate Note, 2/25/14 (Cat Bond) (144A)             4,119,600
      875,000          0.00         NR/NR   Successor X, Ltd., Floating Rate Note,
                                            1/27/15 (Cat Bond) (144A)                          914,988
      375,000          0.00         B-/NR   Successor X, Ltd., Floating Rate Note,
                                            11/10/15 (Cat Bond) (144A)                         389,438
    1,000,000          0.00         B+/NR   Tar Heel Re, Ltd., Floating Rate Note,
                                            5/9/16 (Cat Bond) (144A)                         1,059,900
                                                                                       ---------------
                                                                                       $    70,428,011
                                                                                       ---------------
                                            Total Insurance                            $    81,055,511
------------------------------------------------------------------------------------------------------
                                            REAL ESTATE - 0.7%
                                            Diversified REIT's - 0.5%
    9,550,000                       B/Ba3   CNL Lifestyle Properties, Inc., 7.25%,
                                            4/15/19                                    $     9,932,000
    1,000,000                      BB/Ba1   DuPont Fabros Technology LP, 5.875%,
                                            9/15/21 (144A)                                   1,025,000
                                                                                       ---------------
                                                                                       $    10,957,000
------------------------------------------------------------------------------------------------------
                                            Real Estate Development - 0.2%
    2,840,000                       B/Ba3   The Howard Hughes Corp., 6.875%,
                                            10/1/21 (144A)                             $     2,939,400
                                                                                       ---------------
                                            Total Real Estate                          $    13,896,400
------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES - 1.9%
                                            Internet Software & Services - 0.8%
    4,400,000                      BB-/B2   Bankrate, Inc., 6.125%, 8/15/18
                                            (144A)                                     $     4,532,000
    5,465,000                      BB/Ba3   Equinix, Inc., 5.375%, 4/1/23                    5,424,012
    6,085,000                       BB/B1   j2 Global, Inc., 8.0%, 8/1/20                    6,541,375
                                                                                       ---------------
                                                                                       $    16,497,387
------------------------------------------------------------------------------------------------------
                                            Data Processing & Outsourced
                                            Services - 0.9%
    2,350,000                     BB-/Ba2   Audatex North America, Inc., 6.0%,
                                            6/15/21 (144A)                             $     2,426,375
    1,000,000                     BB-/Ba2   Audatex North America, Inc., 6.125%,
                                            11/1/23 (144A)                                   1,015,000
    6,047,000                     B-/Caa1   First Data Corp., 12.625%, 1/15/21               6,976,726
      615,000                       B+/B1   First Data Corp., 7.375%, 6/15/19
                                            (144A)                                             661,894
    4,722,000                     B-/Caa1   First Data Corp., 8.25%, 1/15/21
                                            (144A)                                           5,028,930
    2,950,000                      BB/Ba3   WEX, Inc., 4.75%, 2/1/23 (144A)                  2,743,500
                                                                                       ---------------
                                                                                       $    18,852,425
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 41

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Home Entertainment Software - 0.2%
    1,725,000                     BB+/Ba2   Activision Blizzard, Inc., 5.625%,
                                            9/15/21 (144A)                             $     1,785,375
    1,185,000                     BB+/Ba2   Activision Blizzard, Inc., 6.125%,
                                            9/15/23 (144A)                                   1,238,325
                                                                                       ---------------
                                                                                       $     3,023,700
                                                                                       ---------------
                                            Total Software & Services                  $    38,373,512
------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE &
                                            EQUIPMENT - 1.6%
                                            Communications Equipment - 0.3%
    3,865,000                     BB+/Ba3   Brocade Communications Systems, Inc.,
                                            4.625%, 1/15/23 (144A)                     $     3,613,775
    3,000,000                       B+/B2   ViaSat, Inc., 6.875%, 6/15/20                    3,135,000
                                                                                       ---------------
                                                                                       $     6,748,775
------------------------------------------------------------------------------------------------------
                                            Computer Storage & Peripherals - 0.8%
    4,300,000                    BBB-/Ba1   Seagate HDD Cayman, 4.75%, 6/1/23
                                            (144A)                                     $     4,181,750
   12,100,000                    BBB-/Ba1   Seagate HDD Cayman, 7.0%, 11/1/21               13,370,500
                                                                                       ---------------
                                                                                       $    17,552,250
------------------------------------------------------------------------------------------------------
                                            Electronic Equipment
                                            Manufacturers - 0.3%
    5,300,000                      BB-/B1   Viasystems, Inc., 7.875%, 5/1/19
                                            (144A)                                     $     5,644,500
------------------------------------------------------------------------------------------------------
                                            Electronic Manufacturing
                                            Services - 0.2%
    1,380,000                     BB+/Ba1   Flextronics International, Ltd., 4.625%,
                                            2/15/20                                    $     1,383,450
    2,295,000                     BB+/Ba1   Flextronics International, Ltd., 5.0%,
                                            2/15/23                                          2,289,262
                                                                                       ---------------
                                                                                       $     3,672,712
                                                                                       ---------------
                                            Total Technology Hardware &
                                            Equipment                                  $    33,618,237
------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES - 4.4%
                                            Integrated Telecommunication
                                            Services - 3.4%
    3,625,000                      BB/Ba2   CenturyLink, Inc., 5.8%, 3/15/22           $     3,588,750
    3,300,000                      BB/Ba2   CenturyLink, Inc., 6.45%, 6/15/21                3,432,000
   13,358,000                        B/B3   Cincinnati Bell, Inc., 8.375%, 10/15/20         14,226,270
    4,750,000                     BB-/Ba2   Frontier Communications Corp., 7.125%,
                                            1/15/23                                          4,928,125
    9,705,000                     BB-/Ba2   Frontier Communications Corp., 8.5%,
                                            4/15/20                                         11,087,962
    3,100,000                     BB-/Ba2   Frontier Communications Corp., 8.75%,
                                            4/15/22                                          3,541,750

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Integrated Telecommunication
                                            Services -- (continued)
    2,840,000                       B+/B1   tw telecom holdings inc, 5.375%,
                                            10/1/22                                    $     2,832,900
    5,275,000                        B/B1   Windstream Corp., 6.375%, 8/1/23                 5,116,750
   12,580,000                        B/B1   Windstream Corp., 7.5%, 6/1/22                  13,177,550
    8,460,000                        B/B1   Windstream Corp., 7.75%, 10/15/20                9,073,350
                                                                                       ---------------
                                                                                       $    71,005,407
------------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication
                                            Services - 1.0%
    1,150,000                   CCC+/Caa1   Intelsat Jackson Holdings SA, 6.625%,
                                            12/15/22 (144A)                            $     1,173,000
    2,300,000                       NR/NR   Richland Towers Funding LLC, 7.87%,
                                            3/15/16 (144A)                                   2,451,271
    2,490,000                      BB-/B1   Sprint Corp., 7.25%, 9/15/21 (144A)              2,682,975
    4,300,000                      BB/Ba3   T-Mobile USA, Inc., 6.542%, 4/28/20              4,558,000
    2,865,000                      BB/Ba3   T-Mobile USA, Inc., 6.633%, 4/28/21              3,029,738
    2,000,000                      BB/Ba3   T-Mobile USA, Inc., 6.731%, 4/28/22              2,112,500
    3,350,000                       NR/NR   WCP ISSUER LLC, 6.657%, 8/15/20
                                            (144A)                                           3,428,888
                                                                                       ---------------
                                                                                       $    19,436,372
                                                                                       ---------------
                                            Total Telecommunication Services           $    90,441,779
------------------------------------------------------------------------------------------------------
                                            UTILITIES - 1.8%
                                            Gas Utilities - 0.6%
    8,600,000                      NR/Ba2   AmeriGas Finance LLC, 7.0%, 5/20/22        $     9,288,000
    2,750,000                        B/B2   Ferrellgas LP, 6.5%, 5/1/21                      2,784,375
    1,320,000                        B/B2   Ferrellgas LP, 6.75%, 1/15/22 (144A)             1,346,400
                                                                                       ---------------
                                                                                       $    13,418,775
------------------------------------------------------------------------------------------------------
                                            Independent Power Producers &
                                            Energy Traders - 1.2%
    2,030,000                       NR/B1   Calpine Corp., 5.875%, 1/15/24
                                            (144A)                                     $     2,035,075
    2,360,000                      BB-/B1   Calpine Corp., 6.0%, 1/15/22 (144A)              2,448,500
    4,700,000                      BB-/B1   NRG Energy, Inc., 7.625%, 1/15/18                5,334,500
    4,700,000                      BB-/B1   NRG Energy, Inc., 7.875%, 5/15/21                5,193,500
    7,850,000                      BB-/B1   NRG Energy, Inc., 8.25%, 9/1/20                  8,752,750
                                                                                       ---------------
                                                                                       $    23,764,325
                                                                                       ---------------
                                            Total Utilities                            $    37,183,100
------------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $1,139,148,682)                      $ 1,177,495,371
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 43

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            SENIOR FLOATING RATE LOAN
                                            INTERESTS - 6.6%**
                                            ENERGY - 0.9%
                                            Oil & Gas Drilling - 0.1%
    2,338,250          5.75         B-/B3   Offshore Group Investment, Ltd., Term
                                            Loan, 3/28/19                              $     2,366,503
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Equipment &
                                            Services - 0.6%
    7,538,153          8.50       CCC+/B3   FTS International Services LLC, Term
                                            Loan, 5/6/16                               $     7,488,688
    7,426,900         11.75      CCC/Caa1   Preferred Sands Holding Co. LLC, Term B
                                            Loan, 12/15/16 (d)                               5,050,292
                                                                                       ---------------
                                                                                       $    12,538,980
------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration &
                                            Production - 0.2%
    3,570,000          8.38         B-/B2   Fieldwood Energy LLC, Closing Date
                                            Loan (Second Lien), 9/30/20                $     3,639,540
                                                                                       ---------------
                                            Total Energy                               $    18,545,023
------------------------------------------------------------------------------------------------------
                                            MATERIALS - 0.2%
                                            Diversified Chemicals - 0.2%
    2,089,500          4.75         B+/B1   DuPont Performance Coatings, Inc.,
                                            Initial Term B Loan, 2/1/20                $     2,113,987
    1,985,227          4.00        BB-/B1   Ineos Group Holdings, Ltd., Cash Dollar
                                            Term Loan, 5/4/18                                1,994,222
                                                                                       ---------------
                                                                                       $     4,108,209
                                                                                       ---------------
                                            Total Materials                            $     4,108,209
------------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS - 0.4%
                                            Aerospace & Defense - 0.2%
    1,952,743          6.25         B-/B2   DAE Aviation Holdings, Inc., Tranche B-1
                                            Loan, 10/18/18                             $     1,968,609
      885,246          6.25          B/B2   DAE Aviation Holdings, Inc., Tranche B-2
                                            Loan, 10/18/18                                     892,438
    1,815,731          3.52          B/B3   Hunter Defense Technologies, Inc., Term
                                            Loan, 8/22/14                                    1,747,641
                                                                                       ---------------
                                                                                       $     4,608,688
------------------------------------------------------------------------------------------------------
                                            Construction & Engineering - 0.2%
    3,025,000          6.75         B+/B2   International Equipment Solutions LLC,
                                            Initial Loan, 7/25/19                      $     3,007,984
                                                                                       ---------------
                                            Total Capital Goods                        $     7,616,672
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES &
                                            SUPPLIES - 0.4%
                                            Environmental & Facilities
                                            Services - 0.0%+
      625,475          4.00         B+/B1   WCA Waste Corp., Term Loan, 3/23/18        $       627,039
------------------------------------------------------------------------------------------------------
                                            Diversified Support Services - 0.1%
    2,707,367          0.00         NR/NR   IAP Worldwide Services, Inc., Term Loan
                                            (First Lien), 12/31/15                     $     1,285,999
------------------------------------------------------------------------------------------------------
                                            Security & Alarm Services - 0.3%
    6,023,537          4.25         B/Ba3   Monitronics International, Inc., Term B
                                            Loan, 3/23/18                              $     6,081,260
                                                                                       ---------------
                                            Total Commercial Services & Supplies       $     7,994,298
------------------------------------------------------------------------------------------------------
                                            TRANSPORTATION - 0.3%
                                            Air Freight & Logistics - 0.3%
    1,365,849          5.25       CCC+/B2   CEVA Group Plc, Dollar Tranche B
                                            Pre-Funded Term Loan, 8/31/16              $     1,317,191
    3,702,650          5.24       CCC+/NR   CEVA Group Plc, EGL Tranche B Term
                                            Loan, 8/31/16                                    3,599,902
    1,971,385          5.21       CCC+/B2   CEVA Group Plc, US Tranche B Term
                                            Loan, 8/31/16                                    1,920,868
                                                                                       ---------------
                                                                                       $     6,837,961
                                                                                       ---------------
                                            Total Transportation                       $     6,837,961
------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS - 0.6%
                                            Auto Parts & Equipment - 0.6%
       11,216          3.18       BB-/Ba3   Allison Transmission, Inc., New Term B-2
                                            Loan, 8/7/17                               $        11,272
    3,041,616          5.50         NR/NR   TI Group Automotive Systems LLC,
                                            Additional Term Loan, 3/27/19                    3,078,687
    8,576,954          4.75         B+/B1   Tower Automotive Holdings USA LLC,
                                            Refinancing Term Loan (First Lien),
                                            4/23/20                                          8,700,248
                                                                                       ---------------
                                                                                       $    11,790,207
                                                                                       ---------------
                                            Total Automobiles & Components             $    11,790,207
------------------------------------------------------------------------------------------------------
                                            MEDIA - 0.6%
                                            Advertising - 0.1%
    2,008,446          6.50         B-/B2   Affinion Group, Inc., Tranche B Term
                                            Loan, 10/9/16                              $     1,989,617
------------------------------------------------------------------------------------------------------
                                            Broadcasting - 0.1%
    1,431,822          4.50         B+/B2   Univision Communications, Inc., 2013
                                            Converted Extended First-Lien Term
                                            Loan, 2/22/20                              $     1,438,758
------------------------------------------------------------------------------------------------------
                                            Cable & Satellite - 0.3%
    7,575,000          3.50        NR/Ba3   Virgin Media Investment Holdings, Ltd.,
                                            New Term B Loan, 2/6/20                    $     7,580,257
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 45

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Movies & Entertainment - 0.1%
    1,563,066          3.75       NR/Baa3   Cinedigm Digital Funding I LLC, Term
                                            Loan, 3/31/16                              $     1,568,928
------------------------------------------------------------------------------------------------------
                                            Publishing - 0.0%+
      928,000          4.75          D/WR   Cengage Learning Acquisitions, Inc.,
                                            Original Term Loan, 7/4/14                 $       678,987
                                                                                       ---------------
                                            Total Media                                $    13,256,547
------------------------------------------------------------------------------------------------------
                                            RETAILING - 0.7%
                                            Department Stores - 0.1%
    1,635,000          0.00           B/B2  The Neiman Marcus Group, Inc.,
                                            10/18/20                                   $     1,647,603
------------------------------------------------------------------------------------------------------
                                            Automotive Retail - 0.6%
   12,474,082          4.25         BB/Ba1  Chrysler Group LLC, Term Loan B,
                                            5/24/17                                    $    12,603,114
                                                                                       ---------------
                                            Total Retailing                            $    14,250,717
------------------------------------------------------------------------------------------------------
                                            FOOD & STAPLES RETAILING - 0.1%
                                            Food Distributors - 0.1%
     1,305,138         5.75          B/B1   AdvancePierre Foods, Term Loan (First
                                            Lien), 6/17/17                             $     1,315,470
                                                                                       ---------------
                                            Total Food & Staples Retailing             $     1,315,470
------------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT &
                                            SERVICES - 1.3%
                                            Health Care Equipment - 0.1%
    2,422,063          4.50       BB-/Ba3   Kinetic Concepts, Inc., Dollar Term D-1
                                            Loan, 5/4/18                               $     2,444,769
------------------------------------------------------------------------------------------------------
                                            Health Care Services - 1.1%
    1,197,000          4.25         B+/B1   Alliance HealthCare Services, Inc., Initial
                                            Term Loan, 5/31/19                         $     1,188,022
    1,327,500          6.50         NR/B2   BioScrip, Inc., Delayed Draw Term Loan,
                                            7/22/20                                          1,314,225
    2,212,500          6.50          B/B2   BioScrip, Inc., Initial Term B Loan,
                                            7/22/20                                          2,190,375
    8,280,000          6.50          B/B2   Gentiva Health Services, Inc., Initial
                                            Term B Loan, 10/10/19                            8,250,233
    5,050,537          6.50         B+/B1   National Mentor Holdings, Inc.,
                                            Tranche B-1 Term Loan, 2/9/17                    5,097,886
    1,525,000          5.75          B/B2   National Surgical Hospitals, Inc., Term
                                            Loan, 7/11/19                                    1,528,812
    1,945,350          6.00          B/B2   Surgery Center Holdings, Inc., Term Loan
                                            (First Lien), 4/11/19                            1,946,517
    1,483,063          7.25         B+/B1   Virtual Radiologic Corp., Term Loan A,
                                            11/3/16                                            986,237
                                                                                       ---------------
                                                                                       $    22,502,307
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (b)      Ratings
Amount ($)      (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            Managed Health Care - 0.1%
      813,628          9.75         B+/B2   AVETA, MSO Term Loan, 12/12/17             $       820,747
    1,118,740          9.75         B+/B2   MMM Holdings, Inc., Term Loan,
                                            10/9/17                                          1,125,033
                                                                                       ---------------
                                                                                       $     1,945,780
                                                                                       ---------------
                                            Total Health Care Equipment &
                                            Services                                   $    26,892,856
------------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY
                                            & LIFE SCIENCES - 0.2%
                                            Biotechnology - 0.2%
    4,162,288          6.00         B+/B2   Aptalis Pharma, Inc., Term B Loan,
                                            10/20/20                                   $     4,196,972
                                                                                       ---------------
                                            Total Pharmaceuticals, Biotechnology
                                            & Life Sciences                            $     4,196,972
------------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS - 0.1%
                                            Other Diversified Financial
                                            Services - 0.1%
    2,469,527          5.25        BB/Ba3   WorldPay, Facility B2A Term Loan,
                                            8/6/17                                     $     2,493,452
                                                                                       ---------------
                                            Total Diversified Financials               $     2,493,452
------------------------------------------------------------------------------------------------------
                                            INSURANCE - 0.1%
                                            Multi-line Insurance - 0.1%
    1,265,438          5.00         B-/B1   Alliant Insurance Services, Inc., Initial
                                            Term Loan, 12/7/19                         $     1,273,932
                                                                                       ---------------
                                            Total Insurance                            $     1,273,932
------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES - 0.7%
                                            Application Software - 0.7%
  14,209,005           8.50        B-/Ba3   Expert Global Solutions, Inc., Term B
                                            Advance (First Lien), 3/13/18              $    14,422,140
      687,711          4.25         B+/B1   Vertafore, Inc., Term Loan (2013),
                                            10/20/19                                           691,293
                                                                                       ---------------
                                                                                       $    15,113,433
                                                                                       ---------------
                                            Total Software & Services                  $    15,113,433
------------------------------------------------------------------------------------------------------
                                            UTILITIES - 0.0%+
                                            Electric Utilities - 0.0%+
      751,623          7.75        B+/Ba2   Race Point Power, Term Loan, 1/11/18       $       753,502
                                                                                       ---------------
                                            Total Utilities                            $       753,502
------------------------------------------------------------------------------------------------------
                                            TOTAL SENIOR FLOATING RATE
                                            LOAN INTERESTS
                                            (Cost $138,918,639)                        $   136,439,251
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 47

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
                Rate (b)      Ratings
Shares          (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            RIGHTS / WARRANTS - 0.0%+
                                            ENERGY - 0.0%+
                                            Oil & Gas Equipment &
                                            Services - 0.0%+
        2,275                               Green Field Energy Services, Inc. (144A)   $         2,298
                                                                                       ---------------
                                            Total Energy                               $         2,298
------------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS - 0.0%+
                                            Auto Parts & Equipment - 0.0%+
        2,230                               Lear Corp., 11/9/14                        $       345,750
                                                                                       ---------------
                                            Total Automobiles & Components             $       345,750
------------------------------------------------------------------------------------------------------
                                            TOTAL RIGHTS / WARRANTS
                                            (Cost $211,433)                            $       348,048
------------------------------------------------------------------------------------------------------
                                            TEMPORARY CASH
                                            INVESTMENTS - 4.7%
                                            Repurchase Agreements - 4.7%
   32,190,000                               Bank of Nova Scotia, 0.10%, dated
                                            10/31/13, repurchase price of
                                            $32,190,000 plus accrued interest
                                            on 11/1/13 collateralized by the
                                            following:
                                            $10,666,447 Freddie Mac Giant,
                                            3.5-4.0%, 9/1/33-9/1/43
                                            $3,430,969 Federal Home Loan
                                            Mortgage Corp., 3.532-3.561%,
                                            3/1/41-5/1/42
                                            $10,182,635 Federal National
                                            Mortgage Association, 2.5-4.0%,
                                            10/1/25-4/1/42
                                            $8,553,749 Government National
                                            Mortgage Association II, 3.5-5.0%,
                                            9/20/40-4/20/43                            $    32,190,000
   32,190,000                               RBC Capital Markets Corp., 0.10%,
                                            dated 10/31/13, repurchase price of
                                            $32,190,000 plus accrued interest on
                                            11/1/13 collateralized by the following:
                                            $15,421,676 Federal National
                                            Mortgage Association (ARM),
                                            2.453-3.047%, 6/1/36-3/1/41
                                            $17,412,125 Federal National
                                            Mortgage Association, 4.0-4.5%,
                                            12/1/25-7/1/31                                  32,190,000
   32,190,000                               Bank of Nova Scotia, 0.10%, dated
                                            10/31/13, repurchase price of
                                            $32,190,000 plus accrued interest on
                                            11/1/13 collateralized by $32,833,891
                                            Federal National Mortgage Association,
                                            3.0-4.0%, 12/1/26-10/1/43                       32,190,000
------------------------------------------------------------------------------------------------------
                                            TOTAL TEMPORARY CASH INVESTMENTS
                                            (Cost $96,570,000)                         $    96,570,000
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
                Rate (b)      Ratings
Shares          (unaudited)   (unaudited)                                              Value
------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN
                                            SECURITIES - 100.1%
                                            (Cost $1,916,438,055) (a)                  $ 2,067,384,202
------------------------------------------------------------------------------------------------------
                                            OTHER ASSETS &
                                            LIABILITIES - (0.1)%                       $    (1,301,218)
------------------------------------------------------------------------------------------------------
                                            TOTAL NET ASSETS - 100.0%                  $ 2,066,082,984
======================================================================================================

------------------------------------------------------------------------------------------------------
Notional                                                                               Net Unrealized
Principal ($)                                                                          Appreciation
------------------------------------------------------------------------------------------------------
                                            CREDIT DEFAULT
                                            SWAP AGREEMENTS
    5,295,000                               JPMorgan Chase & Co., Advanced Micro
                                            Devices, Inc., 5.0%, 12/20/15              $        32,222
------------------------------------------------------------------------------------------------------
                                            TOTAL CREDIT DEFAULT
                                            SWAP AGREEMENTS
                                            (Premiums received $269,370)               $        32,222
======================================================================================================

*            Non-income producing security.

+            Amount rounds to less than 0.1%.

NR           Not rated by either S&P or Moody's.

WR           Withdrawn rating.

PIK          Represents a pay-in-kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT         Real Estate Investment Trust.

(Perpetual)  Security with no stated maturity date.

(Cat Bond)   Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2013, the value of these securities amounted to $568,627,146 or 27.5% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
             Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 49

(a) At October 31, 2013, the net unrealized appreciation on investments based on cost for federal income tax purposes of $1,921,954,656 was as follows:

             Aggregate gross unrealized appreciation for all investments in which
               there is an excess of value over tax cost                              $ 193,989,238

             Aggregate gross unrealized depreciation for all investments in which
               there is an excess of tax cost over value                                (48,559,692)
                                                                                      -------------
             Net unrealized appreciation                                              $ 145,429,546
                                                                                      =============

(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security issued with a zero coupon. Income is recognized through accretion of discount.

(d)       Security is in default and is non-income producing.

(e) Security is valued using fair value methods (other than prices supplied by Independent Pricing Services). See Notes to Financial Statements -- Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2013 aggregated $1,032,418,959 and $943,327,435, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Yield Fund | Annual Report | 10/31/13

The following is a summary of the inputs used as of October 31, 2013, in valuing the Fund's investments:

--------------------------------------------------------------------------------------------------------------
                                    Level 1               Level 2            Level 3            Total
--------------------------------------------------------------------------------------------------------------
Convertible Corporate
   Bonds                            $             --      $  334,190,203     $           --     $  334,190,203
Preferred Stocks                          33,123,708          10,762,957          4,707,000         48,593,665
Convertible Preferred
   Stocks                                 33,242,021          28,066,035                 --         61,308,056
Common Stocks                            198,002,468           2,110,906          4,167,940        204,281,314
Asset Backed Securities                           --           3,456,834                 --          3,456,834
Collateralized Mortgage
   Obligations                                    --           4,701,460                 --          4,701,460
Corporate Bonds                                   --       1,166,995,771         10,499,600      1,177,495,371
Senior Floating Rate
   Loan Interests                                 --         136,439,251                 --        136,439,251
Warrants                                     345,750               2,298                 --            348,048
Repurchase
   Agreements                                     --          96,570,000                 --         96,570,000
--------------------------------------------------------------------------------------------------------------
Total                               $    264,713,947      $1,783,295,715     $   19,374,540     $2,067,384,202
==============================================================================================================
Other Financial
   Instruments
Net unrealized
   appreciation on
   Credit Default Swaps             $             --      $       32,222     $           --     $       32,222
--------------------------------------------------------------------------------------------------------------
Total Other Financial
   Instruments                      $             --      $       32,222     $           --     $       32,222
==============================================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

-------------------------------------------------------------------------------------------------------
                                       Preferred        Common           Corporate
                                       Stocks           Stocks           Bonds              Total
-------------------------------------------------------------------------------------------------------
Balance as of 10/31/12                 $         --     $ 1,857,807      $           --     $ 1,857,807
Realized gain (loss)(1)                          --              --                  --              --
Change in unrealized
   appreciation
   (depreciation)(2)                        207,000      (1,039,867)          1,249,600         416,733
Purchases                                 4,500,000       3,350,000           9,250,000      17,100,000
Sales                                            --              --                  --              --
Transfers in and out of Level 3**                --              --                  --              --
-------------------------------------------------------------------------------------------------------
Balance as of 10/31/13                 $  4,707,000     $ 4,167,940      $   10,499,600     $19,374,540
=======================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations.

    The net change in unrealized appreciation on Level 3 securities still held at year end is $416,733.

**  Transfers are calculated on the beginning of period values.

During the year ended October 31, 2013 there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 51

Statement of Assets and Liabilities | 10/31/13 (Consolidated)

ASSETS:
  Investment in securities (cost $1,916,438,055)                            $2,067,384,202
  Cash                                                                          11,748,881
  Receivables --
     Investment securities sold                                                  4,857,134
     Fund shares sold                                                            3,939,176
     Dividends and interest                                                     26,275,399
     Due from Pioneer Investment Management, Inc.                                      632
  Credit default swaps, premiums received                                          269,370
  Unrealized appreciation on credit default swaps                                   32,222
  Prepaid expenses                                                                  80,711
-------------------------------------------------------------------------------------------
         Total assets                                                       $2,114,587,727
-------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                        $   42,751,514
     Fund shares repurchased                                                     3,861,626
     Dividends                                                                   1,111,853
  Due to affiliates                                                                638,268
  Accrued expenses                                                                 141,482
-------------------------------------------------------------------------------------------
         Total liabilities                                                  $   48,504,743
-------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                           $1,843,023,328
  Undistributed net investment income                                              829,246
  Accumulated net realized gain on investments                                  71,252,041
  Net unrealized appreciation on investments                                   150,946,147
  Net unrealized appreciation on credit default swaps                               32,222
-------------------------------------------------------------------------------------------
         Total net assets                                                   $2,066,082,984
===========================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,206,497,252/108,949,060 shares)                      $        11.07
  Class B (based on $23,511,771/2,103,901 shares)                           $        11.18
  Class C (based on $443,442,639/39,329,723 shares)                         $        11.28
  Class R (based on $56,248,751/4,541,683 shares)                           $        12.39
  Class Y (based on $330,397,930/29,823,911 shares)                         $        11.08
  Class Z (based on $5,984,641/578,787 shares)                              $        10.34
MAXIMUM OFFERING PRICE:
  Class A ($11.07/95.5%)                                                    $        11.59
===========================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer High Yield Fund | Annual Report | 10/31/13

Statement of Operations (Consolidated)

For the Year Ended 10/31/13

INVESTMENT INCOME:
  Interest                                                           $ 114,158,373
  Dividends (net of foreign taxes withheld of $233,988)                  9,165,904
-----------------------------------------------------------------------------------------------------
         Total investment income                                                      $  123,324,277
-----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $ 13,165,222
  Transfer agent fees and expenses
     Class A                                                               658,400
     Class B                                                                91,010
     Class C                                                               178,595
     Class R                                                                11,673
     Class Y                                                                65,447
     Class Z                                                                 4,201
  Distribution fees
     Class A                                                             3,069,690
     Class B                                                               287,797
     Class C                                                             4,548,812
     Class R                                                               304,085
  Shareholder communications expense                                     2,666,179
  Administrative reimbursement                                             591,606
  Custodian fees                                                            49,542
  Registration fees                                                        148,628
  Professional fees                                                        339,460
  Printing expense                                                          33,118
  Fees and expenses of nonaffiliated Trustees                               77,433
  Miscellaneous                                                            151,382
-----------------------------------------------------------------------------------------------------
     Total expenses                                                                   $   26,442,280
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                               (4,494)
-----------------------------------------------------------------------------------------------------
     Net expenses                                                                     $   26,437,786
-----------------------------------------------------------------------------------------------------
         Net investment income                                                        $   96,886,491
=====================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
CREDIT DEFAULT SWAPS AND OTHER ASSETS AND
LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
  Net realized gain (loss) on:
     Investments                                                     $ 117,608,754
     Credit default swaps                                                  (25,555)
     Other assets and liabilities denominated in foreign currencies       (479,740)
     Class actions                                                       1,198,195    $  118,301,654
-----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                     $  44,697,904
     Credit default swaps                                                   32,222
     Other assets and liabilities denominated in foreign currencies         14,940    $   44,745,066
-----------------------------------------------------------------------------------------------------
  Net gain on investments                                                             $  163,046,720
-----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $  259,933,211
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 53

Statements of Changes in Net Assets (Consolidated)

--------------------------------------------------------------------------------------------------
                                                                Year Ended        Year Ended
                                                                10/31/13          10/31/12
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                           $   96,886,491    $   116,583,176
Net realized gain on investments, class action and
  credit default swaps                                             118,301,654         92,054,976
Change in net unrealized appreciation (depreciation) on
  investments, credit default swaps and other assets and
  liabilities denominated in foreign currencies                     44,745,066         30,471,302
--------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      $  259,933,211    $   239,109,454
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.53 and $0.52 per share, respectively)         $  (61,625,784)   $   (71,701,062)
      Class B ($0.42 and $0.41 per share, respectively)             (1,152,943)        (2,348,842)
      Class C ($0.46 and $0.45 per share, respectively)            (19,544,635)       (22,456,768)
      Class R ($0.55 and $0.53 per share, respectively)             (2,848,158)        (3,514,610)
      Class Y ($0.57 and $0.55 per share, respectively)            (15,188,332)       (16,997,602)
      Class Z ($0.54 and $0.52 per share, respectively)               (453,844)          (317,674)
--------------------------------------------------------------------------------------------------
         Total distributions to shareowners                     $ (100,813,696)   $  (117,336,558)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                    $  529,673,571    $   496,081,449
Reinvestment of distributions                                       85,100,834         96,115,726
Cost of shares repurchased                                        (838,564,983)    (1,115,800,015)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from Fund
         share transactions                                     $ (223,790,578)   $  (523,602,840)
--------------------------------------------------------------------------------------------------
      Net decrease in net assets                                $  (64,671,063)   $  (401,829,944)
NET ASSETS:
Beginning of year                                                2,130,754,047      2,532,583,991
--------------------------------------------------------------------------------------------------
End of year                                                     $2,066,082,984    $ 2,130,754,047
--------------------------------------------------------------------------------------------------
Undistributed net investment income                             $      829,246    $       109,874
==================================================================================================

The accompanying notes are an integral part of these financial statements.

54 Pioneer High Yield Fund | Annual Report | 10/31/13

----------------------------------------------------------------------------------------------------------
                                    '13 Shares       '13 Amount           '12 Shares       '12 Amount
----------------------------------------------------------------------------------------------------------
Class A
Shares sold                          27,254,736      $  292,739,310        33,423,207      $  329,828,802
Reinvestment of
   distributions                      5,290,053          56,344,936         6,423,179          63,430,300
Less shares repurchased             (46,907,652)       (500,635,153)      (68,264,819)       (667,771,984)
----------------------------------------------------------------------------------------------------------
      Net decrease                  (14,362,863)     $ (151,550,907)      (28,418,433)     $ (274,512,882)
==========================================================================================================
Class B
Shares sold or exchanged                 55,475      $      593,248           252,159      $    2,502,846
Reinvestment of
   distributions                         91,408             978,379           207,358           2,048,948
Less shares repurchased              (1,547,103)        (16,572,914)       (5,460,230)        (54,080,505)
----------------------------------------------------------------------------------------------------------
      Net decrease                   (1,400,220)     $  (15,001,287)       (5,000,713)     $  (49,528,711)
==========================================================================================================
Class C
Shares sold                           2,119,525      $   23,033,581         3,087,910      $   31,163,702
Reinvestment of
   distributions                      1,361,430          14,747,881         1,638,025          16,444,978
Less shares repurchased              (8,957,460)        (97,320,368)      (13,548,602)       (135,724,296)
----------------------------------------------------------------------------------------------------------
      Net decrease                   (5,476,505)     $  (59,538,906)       (8,822,667)     $  (88,115,616)
==========================================================================================================
Class R
Shares sold                           1,158,375      $   13,856,701         1,229,543      $   13,713,023
Reinvestment of
   distributions                        229,768           2,737,176           305,019           3,369,182
Less shares repurchased              (2,884,752)        (34,344,406)       (2,723,391)        (30,170,734)
----------------------------------------------------------------------------------------------------------
      Net decrease                   (1,496,609)     $  (17,750,529)       (1,188,829)     $  (13,088,529)
==========================================================================================================
Class Y
Shares sold                          15,662,410      $  168,811,947        11,569,242      $  114,363,076
Reinvestment of
   distributions                        922,529           9,841,608         1,065,555          10,527,011
Less shares repurchased             (14,849,543)       (158,105,821)      (23,037,156)       (224,087,079)
----------------------------------------------------------------------------------------------------------
      Net increase
          (decrease)                  1,735,396      $   20,547,734       (10,402,359)     $  (99,196,992)
==========================================================================================================
Class Z
Shares sold                           2,958,118      $   30,638,784           471,782      $    4,510,000
Reinvestment of
   distributions                         44,314             450,854            30,902             295,307
Less shares repurchased              (3,068,648)        (31,586,321)         (318,014)         (3,965,417)
----------------------------------------------------------------------------------------------------------
      Net increase
          (decrease)                    (66,216)     $     (496,683)          184,670      $      839,890
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 55

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                           Year            Year            Year
                                                           Ended           Ended           Ended           Year         Year
                                                           10/31/13        10/31/12        10/31/11        Ended        Ended
                                                           (Consolidated)  (Consolidated)  (Consolidated)  10/31/10     10/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                       $    10.25      $     9.67      $     9.88      $     8.69   $     6.99
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $     0.51      $     0.51      $     0.51      $     0.49   $     0.54
   Net realized and unrealized gain (loss) on investments        0.84            0.59           (0.18)           1.17         1.87
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $     1.35      $     1.10      $     0.33      $     1.66   $     2.41
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        (0.53)          (0.52)          (0.54)          (0.47)       (0.61)
   Net realized gain                                               --              --              --              --        (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                             (0.53)          (0.52)          (0.54)          (0.47)       (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $     0.82      $     0.58      $    (0.21)     $     1.19   $     1.70
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $    11.07      $    10.25      $     9.67      $     9.88   $     8.69
====================================================================================================================================
Total return*                                                   13.52%(a)       11.66%           3.20%          19.66%       37.79%
Ratio of net expenses to average net assets+                     1.14%           1.16%           1.16%           1.18%        1.25%
Ratio of net investment income to average net assets+            4.82%           5.18%           4.99%           5.28%        7.41%
Portfolio turnover rate                                            46%             33%             47%             20%          45%
Net assets, end of period (in thousands)                   $1,206,497      $1,263,707      $1,467,120      $1,584,198   $1,398,692
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Total expenses                                                1.14%           1.16%           1.16%           1.18%        1.25%
   Net investment income                                         4.82%           5.18%           4.99%           5.28%        7.41%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.49%.

The accompanying notes are an integral part of these financial statements.

56 Pioneer High Yield Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------------------------
                                                           Year            Year            Year
                                                           Ended           Ended           Ended           Year       Year
                                                           10/31/13        10/31/12        10/31/11        Ended      Ended
                                                           (Consolidated)  (Consolidated)  (Consolidated)  10/31/10   10/31/09
--------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                       $ 10.33         $  9.75         $  9.95         $   8.74   $   7.03
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.39         $  0.39         $  0.39         $   0.40   $   0.48
   Net realized and unrealized gain (loss) on investments     0.88            0.60           (0.14)            1.21       1.89
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  1.27         $  0.99         $  0.25         $   1.61   $   2.37
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     (0.42)          (0.41)          (0.45)           (0.40)     (0.56)
   Net realized gain                                            --              --              --               --      (0.09)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.85         $  0.58         $ (0.20)        $   1.21   $   1.71
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 11.18         $ 10.33         $  9.75         $   9.95   $   8.74
================================================================================================================================
Total return*                                                12.53%(a)       10.42%           2.41%           18.83%     36.89%
Ratio of net expenses to average net assets+                  2.18%           2.17%           2.04%            1.96%      2.04%
Ratio of net investment income to average net assets+         3.80%           4.18%           4.13%            4.52%      6.84%
Portfolio turnover                                              46%             33%             47%              20%        45%
Net assets, end of period (in thousands)                   $23,512         $36,207         $82,879         $240,993   $376,790
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Total expenses                                             2.18%           2.17%           2.04%            1.96%      2.04%
   Net investment income                                      3.80%           4.18%           4.13%            4.52%      6.84%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 12.42%.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 57

--------------------------------------------------------------------------------------------------------------------------------
                                                           Year            Year            Year
                                                           Ended           Ended           Ended           Year       Year
                                                           10/31/13        10/31/12        10/31/11        Ended      Ended
                                                           (Consolidated)  (Consolidated)  (Consolidated)  10/31/10   10/31/09
--------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                       $  10.43        $   9.84        $  10.04        $   8.83   $   7.10
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $   0.44        $   0.45        $   0.44        $   0.42   $   0.49
   Net realized and unrealized gain (loss) on investments      0.87            0.59           (0.17)           1.20       1.91
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   1.31        $   1.04        $   0.27        $   1.62   $   2.40
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      (0.46)          (0.45)          (0.47)          (0.41)     (0.58)
   Net realized gain                                             --              --              --              --      (0.09)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.85        $   0.59        $  (0.20)       $   1.21   $   1.73
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  11.28        $  10.43        $   9.84        $  10.04   $   8.83
================================================================================================================================
Total return*                                                 12.87%(a)       10.85%           2.59%          18.79%     37.01%
Ratio of net expenses to average net assets+                   1.86%           1.85%           1.87%           1.88%      1.98%
Ratio of net investment income to average net assets+          4.11%           4.50%           4.32%           4.60%      6.78%
Portfolio turnover rate                                          46%             33%             47%             20%        45%
Net assets, end of period (in thousands)                   $443,442        $467,377        $527,822        $599,656   $624,726
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Total expenses                                              1.86%           1.85%           1.87%           1.88%      1.98%
   Net investment income                                       4.11%           4.50%           4.32%           4.60%      6.78%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+   Ratios with no reduction for fees paid indirectly.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 12.75%.

The accompanying notes are an integral part of these financial statements.

58 Pioneer High Yield Fund | Annual Report | 10/31/13

--------------------------------------------------------------------------------------------------------------------------------
                                                           Year            Year            Year
                                                           Ended           Ended           Ended           Year      Year
                                                           10/31/13        10/31/12        10/31/11        Ended     Ended
                                                           (Consolidated)  (Consolidated)  (Consolidated)  10/31/10  10/31/09
--------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                       $ 11.46         $ 10.82         $ 11.03         $  9.70   $   7.79
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $  0.53         $  0.53         $  0.54         $  0.49   $   0.58
   Net realized and unrealized gain (loss) on investments     0.95            0.64           (0.19)           1.34       2.09
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $  1.48         $  1.17         $  0.35         $  1.83   $   2.68
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     (0.55)          (0.53)          (0.56)          (0.50)     (0.67)
   Net realized gain                                            --              --              --              --      (0.09)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $  0.93         $  0.64         $ (0.21)        $  1.33   $   1.91
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $ 12.39         $ 11.46         $ 10.82         $ 11.03   $   9.70
================================================================================================================================
Total return*                                                13.24%(a)       11.11%           3.03%          19.32%     37.73%
Ratio of net expenses to average net assets+                  1.47%           1.56%           1.46%           1.49%      1.47%
Ratio of net investment income to average net assets+         4.50%           4.79%           4.73%           5.00%      7.23%
Portfolio turnover rate                                         46%             33%             47%             20%        45%
Net assets, end of period (in thousands)                   $56,248         $69,207         $78,187         $95,303   $119,846
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Total expenses                                             1.47%           1.56%           1.46%           1.19%      1.47%
   Net investment income                                      4.50%           4.79%           4.73%           5.00%      7.23%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.13%.

The accompanying notes are an integral part of these financial statements.

Pioneer High Yield Fund | Annual Report | 10/31/13 59

--------------------------------------------------------------------------------------------------------------------------------
                                                           Year            Year            Year
                                                           Ended           Ended           Ended           Year       Year
                                                           10/31/13        10/31/12        10/31/11        Ended      Ended
                                                           (Consolidated)  (Consolidated)  (Consolidated)  10/31/10   10/31/09
--------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                       $  10.25        $   9.67        $   9.88        $   8.69   $   6.99
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $   0.55        $   0.54        $   0.55        $   0.51   $   0.57
   Net realized and unrealized gain (loss) on investments      0.85            0.59           (0.19)           1.19       1.87
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $   1.40        $   1.13        $   0.36        $   1.70   $   2.44
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                      (0.57)          (0.55)          (0.57)          (0.51)     (0.65)
   Net realized gain                                             --              --              --              --      (0.09)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $   0.83        $   0.58        $  (0.21)       $   1.19   $   1.70
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $  11.08        $  10.25        $   9.67        $   9.88   $   8.69
================================================================================================================================
Total return*                                                 13.98%(a)       12.02%           3.55%          20.16%     38.59%
Ratio of net expenses to average net assets+                   0.82%           0.82%           0.81%           0.79%      0.78%
Ratio of net investment income to average net assets+          5.12%           5.51%           5.33%           5.67%      7.95%
Portfolio turnover rate                                          46%             33%             47%             20%        45%
Net assets, end of period (in thousands)                   $330,398        $287,901        $372,280        $300,881   $367,933
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Total expenses                                              0.82%           0.82%           0.81%           0.79%      0.78%
   Net investment income                                       5.12%           5.51%           5.33%           5.67%      7.95%
================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 13.89%.

The accompanying notes are an integral part of these financial statements.

60 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------------------------------
                                                           Year            Year            Year
                                                           Ended           Ended           Ended           Year      Year
                                                           10/31/13        10/31/12        10/31/11        Ended     Ended
                                                           (Consolidated)  (Consolidated)  (Consolidated)  10/31/10  10/31/09
------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                       $ 9.85          $ 9.33          $  9.86         $ 8.65    $ 7.01
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                   $ 0.53          $ 0.54          $  0.53         $ 0.53    $ 0.58
   Net realized and unrealized gain (loss) on investments    0.50            0.50            (0.50)          1.18      1.80
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations         $ 1.03          $ 1.04          $  0.03         $ 1.71    $ 2.38
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                    (0.54)          (0.52)           (0.56)         (0.50)    (0.65)
   Net realized gain                                           --              --               --             --     (0.09)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                 $ 0.49          $ 0.52          $ (0.53)        $ 1.21    $ 1.64
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $10.34          $ 9.85          $  9.33         $ 9.86    $ 8.65
==============================================================================================================================
Total return*                                               10.70%(a)       11.54%            0.06%         20.35%    37.48%
Ratio of net expenses to average net assets+                 0.85%           0.85%            0.85%          0.85%     0.85%
Ratio of net investment income to average net assets+        5.09%           5.42%            5.15%          5.60%     7.49%
Portfolio turnover rate                                        46%             33%              47%            20%       45%
Net assets, end of period (in thousands)                   $5,985          $6,353          $ 4,296         $2,499    $1,300
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Total expenses                                            0.90%           1.08%            0.97%          0.98%     0.98%
   Net investment income                                     5.04%           5.19%            5.03%          5.47%     7.36%
==============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

+   Ratios with no reduction for fees paid indirectly.

(a) If the Fund had not recognized gains in the settlement of class action lawsuits during the year ended October 31, 2013, the total return would have been 10.64%.

The accompanying notes are an integral part of these financial statements.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 61

Notes to Financial Statements | 10/31/13 (Consolidated)

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

62 Pioneer High Yield Fund | Annual Report | 10/31/13

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at such funds' net asset value.

    Securities or senior loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc.
    (PIM), the Fund's

                           Pioneer High Yield Fund | Annual Report | 10/31/13 63 investment adviser, is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

    At October 31, 2013, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.02% of net assets.

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2013, the Fund did not accrue any interest and penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences. At October 31, 2013, the Fund reclassified $3,577 to decrease paid in capital, $4,646,577 to increase

64 Pioneer High Yield Fund | Annual Report | 10/31/13 undistributed net investment income and $ 4,643,000 to decrease accumulated net realized gain on investments to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

    During the year ended October 31, 2013, a capital loss carryforward of $41,476,936 was utilized to offset net realized gains by the Fund.

    The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 was as follows:

    ----------------------------------------------------------------------------
                                                      2013                  2012
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                           $100,813,696          $117,336,558
    ----------------------------------------------------------------------------
         Total                                $100,813,696          $117,336,558
    ============================================================================

    The following shows the components of distributable earnings on a federal income tax basis at October 31, 2013:

    ----------------------------------------------------------------------------
                                                                          2013
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                 $  7,279,041
    Undistributed long term capital gain                            71,462,921
    Dividend payable                                                (1,111,853)
    Net unrealized appreciation                                    145,429,547
    ----------------------------------------------------------------------------
         Total                                                    $223,059,656
    ============================================================================

    The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark to market of forward and futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT) holdings, interest accruals on preferred stock, partnerships and other holdings.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $55,214 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2013.

D.  Class Allocations

    Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 65

    During the year ended October 31, 2013, the Fund recognized gains of $1,198,195 in settlement of class action lawsuits from Lear Corp., as reflected in the Statement of Operations.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 5). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see
    Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E.  Risks

    At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

66 Pioneer High Yield Fund | Annual Report | 10/31/13

G.  Credit Default Swap Agreements

    A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income or to attempt to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

    When the Fund enters into a credit default swap contract, either the buyer or seller of protection will make a rebalancing payment to the other party. The amount of the rebalancing payment is determined based on the value of the contract on the trade date. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

    The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses.

    Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 67

    As the seller of protection, the Fund held one credit default swap contract with a notional amount of $5,295,000 at October 31, 2013. When the Fund entered into the credit default swap contract, the Fund received a rebalancing payment from the buyer of protection in the amount of $269,370, which is recorded as credit default swap premium received on the Statement of Assets and Liabilities. If a defined credit event had occurred at October 31, 2013, the maximum amount the Fund would have been required to pay was $5,565,705. This amount includes net unrealized appreciation of $32,222, as reflected in the Schedule of Investments. The Fund did not have any open purchase contracts as of October 31, 2013.

    The average value of swap contracts open at the month of October was $5,565,705.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the year ended October 31, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.64% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. Fees waived and expenses reimbursed during the year ended October 31, 2013 are reflected on the Statement of Operations. This expense limitation is in effect through March 1, 2014 for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $136,931 in management fees, administrative costs and certain other reimbursements payable to PIM at October 31, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

68 Pioneer High Yield Fund | Annual Report | 10/31/13

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                               $1,654,812
Class B                                                                   46,568
Class C                                                                  516,530
Class R                                                                  149,426
Class Y                                                                  285,891
Class Z                                                                   12,952
--------------------------------------------------------------------------------
  Total                                                               $2,666,179
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $457,702 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at October 31, 2013.

4. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of Blaze Holding HYDF, Inc. (the "Subsidiary"). All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Fund. It is intended that the Fund will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Fund's interest in Blaze Recycling and Metals LLC, Class A Units. As of October 31, 2013, the Subsidiary represented $454,130 or approximately 0.02% of the net assets of the Fund.

5. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $43,635 in distribution fees payable to PFD at October 31, 2013.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 69

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2013, CDSCs in the amount of $28,521 were paid to PFD.

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended October 31, 2013, the Fund's expenses were not reduced under such arrangements.

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.90% on an annualized basis, or the alternate base rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the federal funds rate on the borrowing date and (c) 2% plus the overnight eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in the credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement.

70 Pioneer High Yield Fund | Annual Report | 10/31/13

For the year ended October 31, 2013, the average daily amount of borrowings outstanding during the period for the Fund was $11,814,286. The related weighted average annualized interest rate for the period was 0.99%, and total interest expense on such borrowings was $7,534, which is included in miscellaneous expense, located on the Statement of Operations. As of October 31, 2013, there were no borrowings outstanding.

8.  Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of October 31, 2013 were as follows:

---------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as             Asset Derivatives 2013             Liabilities Derivatives 2013
Hedging Instruments          ----------------------------------------------------------------
Under Accounting             Statement of Assets                Statement of Assets
Standards Codification       and Liabilities                    and Liabilities
(ASC) 815                    Location             Value         Location           Value
---------------------------------------------------------------------------------------------
Credit Default Swaps         Net unrealized                     Net unrealized
                             appreciation on                    depreciation on
                             credit default                     credit default
                             swap contracts       $32,222       swap contracts     $    --
---------------------------------------------------------------------------------------------
 Total                                            $32,222                          $    --
---------------------------------------------------------------------------------------------

The effect of derivative instruments on the Statement of Operations for the year ended October, 2013 was as follows:

--------------------------------------------------------------------------------------------
                                                                            Change in
Derivatives Not                                                             Unrealized
Accounted for as                                        Realized Gain       Appreciation or
Hedging Instruments      Location of Gain               (Loss) on           (Depreciation)
Under Accounting         or (Loss) on                   Derivatives         on Derivatives
Standards Codification   Derivatives Recognized         Recognized          Recognized
(ASC) 815                in Income                      in Income           in Income
--------------------------------------------------------------------------------------------
Credit Default Swaps     Net realized loss on           $(25,555)
                         credit default swaps
Credit Default Swaps     Change in unrealized                               $32,222
                         appreciation on credit
                         default swaps

9. Pending Litigation

The Fund is currently involved in a litigation matter relating to Fund investments. The Fund believes the claim is without merit and is defending the matter vigorously. At October 31, 2013, it is reasonably possible that an adverse outcome may result. Currently, the amount of a judgment cannot be reasonably estimated.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 71

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of Pioneer High Yield Fund:
--------------------------------------------------------------------------------
We have audited the accompanying consolidated statement of assets and liabilities of Pioneer High Yield Fund (the "Fund"), including the consolidated schedule of investments, as of October 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield Fund at October 31, 2013, the consolidated results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                          /s/  Ernst & Young LLP

Boston, Massachusetts
December 23, 2013

72 Pioneer High Yield Fund | Annual Report | 10/31/13

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy voting policies and procedures of the Funds are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to share-owners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and Officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. Cogan and Mr. West, serves as a trustee of each of the 52 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Each of Mr. Cogan and Mr. West serves as a Trustee of 47 Pioneer funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 73

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (63)         Trustee since 2006.     Chairman and Chief Executive Officer,            Director, Broadridge
Chairman of the Board and    Serves until a          Quadriserv, Inc. (technology products for        Financial Solutions, Inc.
Trustee                      successor trustee is    securities lending industry) (2008 - present);   (investor communications and
                             elected or earlier      private investor (2004 - 2008); and Senior       securities processing
                             retirement or removal.  Executive Vice President, The Bank of New York   provider for financial
                                                     (financial and securities services) (1986 -      services industry) (2009 -
                                                     2004)                                            present); Director,
                                                                                                      Quadriserv, Inc. (2005 -
                                                                                                      present); and Commissioner,
                                                                                                      New Jersey State Civil
                                                                                                      Service Commission (2011 -
                                                                                                      present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (69)           Trustee since 2005.     Managing Partner, Federal City Capital Advisors  Director of Enterprise
Trustee                      Serves until a          (corporate advisory services company) (1997 -    Community Investment, Inc.
                             successor trustee is    2004 and 2008 - present); Interim Chief          (privately-held affordable
                             elected or earlier      Executive Officer, Oxford Analytica, Inc.        housing finance company)
                             retirement or removal.  (privately held research and consulting          (1985 - 2010); Director of
                                                     company) (2010); Executive Vice President and    Oxford Analytica, Inc. (2008
                                                     Chief Financial Officer, I-trax, Inc. (publicly  - present); Director of The
                                                     traded health care services company) (2004 -     Swiss Helvetia Fund, Inc.
                                                     2007); and Executive Vice President and Chief    (closed-end fund) (2010 -
                                                     Financial Officer, Pedestal Inc.                 present); and Director of New
                                                     (internet-based mortgage trading company) (2000  York Mortgage Trust (publicly
                                                     - 2002)                                          traded mortgage REIT) (2004 -
                                                                                                      2009, 2012 - present)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (69)    Trustee since 2008.     William Joseph Maier Professor of Political      Trustee, Mellon Institutional
Trustee                      Serves until a          Economy, Harvard University (1972 - present)     Funds Investment Trust and
                             successor trustee is                                                     Mellon Institutional Funds
                             elected or earlier                                                       Master Portfolio (oversaw 17
                             retirement or removal.                                                   portfolios in fund complex)
                                                                                                      (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer High Yield Fund | Annual Report | 10/31/13

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held with the Fund  Length of Service       Principal Occupation                             Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (66)    Trustee since 1998.     Founding Director, Vice President and Corporate  None
Trustee                      Serves until a          Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee is    firm) (1982-present); Desautels Faculty of
                             elected or earlier      Management, McGill University (1999 - present);
                             retirement or removal.  and Manager of Research Operations and
                                                     Organizational Learning, Xerox PARC, Xerox's
                                                     advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (65)     Trustee since 1998.     President and Chief Executive Officer, Newbury,  Director of New America High
Trustee                      Serves until a          Piret & Company, Inc. (investment banking firm)  Income Fund, Inc. (closed-end
                             successor trustee is    (1981 - present)                                 investment company) (2004 -
                             elected or earlier                                                       present); and member, Board
                             retirement or removal.                                                   of Governors, Investment
                                                                                                      Company Institute (2000 -
                                                                                                      2006)
------------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (85)         Trustee since 1998.     Senior Counsel, Sullivan & Cromwell LLP (law     Director, The Swiss Helvetia
Trustee                      Serves until a          firm) (1998 - present); and Partner, Sullivan &  Fund, Inc. (closed-end
                             successor trustee is    Cromwell LLP (prior to 1998)                     investment company); and
                             elected or earlier                                                       Director, Invesco, Ltd.
                             retirement or removal.                                                   (formerly AMVESCAP, PLC)
                                                                                                      (investment manager)
                                                                                                      (1997-2005)
------------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/13 75

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                             Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (87)*, **   Since 1998. Serves at      Non-Executive Chairman and a director of Pioneer    None
Trustee, President and Chief   the discretion of the      Investment Management USA Inc. ("PIM-USA");
Executive Officer of the       Board.                     Chairman and a director of Pioneer; Chairman and
Fund                                                      Director of Pioneer Institutional Asset
                                                          Management, Inc. (since 2006); Director of
                                                          Pioneer Alternative Investment Management Limited
                                                          (Dublin) (until October 2011); President and a
                                                          director of Pioneer Alternative Investment
                                                          Management (Bermuda) Limited and affiliated
                                                          funds; Deputy Chairman and a director of Pioneer
                                                          Global Asset Management S.p.A. ("PGAM") (until
                                                          April 2010); Director of Nano-C, Inc. (since
                                                          2003); Director of Cole Management Inc. (2004 -
                                                          2011); Director of Fiduciary Counseling, Inc.
                                                          (until December 2011); President of all of the
                                                          Pioneer Funds; and Retired Partner, Wilmer Cutler
                                                          Pickering Hale and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (55)*      Trustee since 2007.        Director, CEO and President of PIM-USA (since       None
Trustee and Executive Vice     Serves until a successor   February 2007); Director and President of Pioneer
President                      trustee is elected or      and Pioneer Institutional Asset Management, Inc.
                               earlier retirement or      (since February 2007); Executive Vice President
                               removal.                   of all of the Pioneer Funds (since March 2007);
                                                          Director of PGAM (2007 - 2010); Head of New
                                                          Europe Division, PGAM (2000 - 2005); Head of New
                                                          Markets Division, PGAM (2005 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.
** Mr. Cogan resigned as a Trustee of the Pioneer Funds effective November 12, 2013.

76 Pioneer High Yield Fund | Annual Report | 10/31/13

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                             Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                                Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (48)     Since 2010. Serves at      Vice President and Associate General Counsel of     None
Secretary                      the discretion of the      Pioneer since January 2008 and Secretary of all
                               Board.                     of the Pioneer Funds since June 2010; Assistant
                                                          Secretary of all of the Pioneer Funds from
                                                          September 2003 to May 2010; and Vice President
                                                          and Senior Counsel of Pioneer from July 2002 to
                                                          December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (52)         Since 2010. Serves at      Fund Governance Director of Pioneer since           None
Assistant Secretary            the discretion of the      December 2006 and Assistant Secretary of all the
                               Board.                     Pioneer Funds since June 2010; Manager - Fund
                                                          Governance of Pioneer from December 2003 to
                                                          November 2006; and Senior Paralegal of Pioneer
                                                          from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (50)              Since 2010. Serves at      Counsel of Pioneer since June 2007 and Assistant    None
Assistant Secretary            the discretion of the      Secretary of all the Pioneer Funds since June
                               Board.                     2010; and Vice President and Counsel at State
                                                          Street Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (53)           Since 2008. Serves at      Vice President - Fund Treasury of Pioneer;          None
Treasurer and Chief            the discretion of the      Treasurer of all of the Pioneer Funds since March
Financial and Accounting       Board.                     2008; Deputy Treasurer of Pioneer from March 2004
Officer of the Fund                                       to February 2008; and Assistant Treasurer of all
                                                          of the Pioneer Funds from March 2004 to February
                                                          2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (48)          Since 1998. Serves at      Assistant Vice President - Fund Treasury of         None
Assistant Treasurer            the discretion of the      Pioneer; and Assistant Treasurer of all of the
                               Board.                     Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (55)             Since 2002. Serves at      Fund Accounting Manager - Fund Treasury of          None
Assistant Treasurer            the discretion of the      Pioneer; and Assistant Treasurer of all of the
                               Board.                     Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                           Pioneer High Yield Fund | Annual Report | 10/31/13 77

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                             Other Directorships
Position Held with the Fund    Length of Service          Principal Occupation                                Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (33)          Since 2009. Serves at      Fund Administration Manager - Fund Treasury of      None
Assistant Treasurer            the discretion of the      Pioneer since November 2008; Assistant Treasurer
                               Board.                     of all of the Pioneer Funds since January 2009;
                                                          and Client Service Manager - Institutional
                                                          Investor Services at State Street Bank from March
                                                          2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (61)           Since 2010. Serves at      Chief Compliance Officer of Pioneer and of all       None
Chief Compliance Officer       the discretion of the      the Pioneer Funds since March 2010; Director of
                               Board.                     Adviser and Portfolio Compliance at Pioneer since
                                                          October 2005; and Senior Compliance Officer for
                                                          Columbia Management Advisers, Inc. from October
                                                          2003 to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (42)           Since 2006. Serves at      Director--Transfer Agency Compliance of Pioneer      None
Anti-Money Laundering          the discretion of the      and Anti-Money Laundering Officer of all the
Officer                        Board.                     Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer High Yield Fund | Annual Report | 10/31/13

                           This page for your notes.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 79

                           This page for your notes.

80 Pioneer High Yield Fund | Annual Report | 10/31/13

                           This page for your notes.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 81

                           This page for your notes.

82 Pioneer High Yield Fund | Annual Report | 10/31/13

                           This page for your notes.

                           Pioneer High Yield Fund | Annual Report | 10/31/13 83

                           This page for your notes.

84 Pioneer High Yield Fund | Annual Report | 10/31/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109

us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19441-07-1213

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.


Pioneer High Yield Fund :
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $41,699 in 2013 and approximately $45,476 in 2012.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer High Yield Fund :
Audit-Related Fees
There were no audit-related services in 2013 or 2012.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer High Yield Fund :
Fees for tax compliance services, primarily for tax returns, totaled $8,131 in 2013 and $8,290 in 2012.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Pioneer High Yield Fund :
Other Fees
There were no other services provided to the Fund during the fiscal years ended October 31, 2013 and 2012.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended October 31, 2013 and 2012, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately
$8,131 in 2013 and $8,290 in 2012.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 30, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 30, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 30, 2013

* Print the name and title of each signing officer under his or her signature.